UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Invesco Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INVESCO LTD.
1360 Peachtree Street N.E.
Atlanta, Georgia 30309
April 1, 2008

Dear Fellow Shareholder,

You are cordially invited to attend the 2008 Annual General Meeting of Shareholders of Invesco Ltd., which will be held on Wednesday, May 14, 2008 at 1:00 p.m., Eastern Time, in the Walter C. Hill Auditorium, at the High Museum of Art, located at 1280 Peachtree Street N.E., Atlanta, Georgia 30309. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement.

We are pleased to be making use this year of new Securities and Exchange Commission rules allowing companies to furnish proxy materials to their shareholders over the Internet. We believe that this new e-proxy process will expedite shareholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our Annual General Meeting. On April 1, 2008, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”). The Notice contained instructions on how to access our 2008 Proxy Statement, Annual Report on Form 10-K and other soliciting materials and how to vote. The Proxy Statement also contains instructions on how you can request a paper copy of the Proxy Statement and Annual Report if you so desire.

We hope you are planning to attend the meeting. Your vote is important and we encourage you to vote promptly. Whether or not you are able to attend in person, please follow the instructions contained in the Notice on how to vote via the Internet or the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted.

On behalf of the Board of Directors and the management of Invesco, I extend our appreciation for your continued support.

Yours sincerely,

Rex D. Adams
Chairman

NOTICE OF 2008 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held May 14, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual General Meeting of Shareholders of Invesco Ltd. will be held on Wednesday, May 14, 2008 at 1:00 p.m., Eastern Time, in the Walter C. Hill Auditorium, at the High Museum of Art, located at 1280 Peachtree Street N.E., Atlanta, Georgia 30309, for the following purposes:

1. To elect three (3) directors to the Board of Directors to hold office until the annual general meeting of shareholders in 2011;

2. To approve and ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

3. To approve the company’s 2008 Global Equity Incentive Plan;

4. To approve the company’s Executive Incentive Bonus Plan; and

5. To consider and act on such other business as may properly come before the meeting or any adjournment thereof.

During the Annual General Meeting, management also will present Invesco’s audited consolidated financial statements for the fiscal year ended December 31, 2007.

Only holders of record of Invesco common shares on March 14, 2008 are entitled to notice of and to attend and vote at the Annual General Meeting and any adjournment or postponement thereof. Whether or not you are able to attend in person, please vote via the Internet or the toll-free telephone number, or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. Invesco shareholders of record who attend the meeting may vote their common shares personally, even though they have sent in proxies.

By Order of the Board of Directors,

Kevin M. Carome, Secretary

April 1, 2008

ADMISSION TO THE 2008 ANNUAL GENERAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual General Meeting. Only shareholders who own Invesco common shares as of the close of business on March 14, 2008, will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

•	If your Invesco shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the registration desk at the Annual General Meeting.

•	If your Invesco shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual General Meeting if you bring a recent bank or brokerage statement showing that you owned Invesco common shares on March 14, 2008.

No cameras, recording devices or large packages will be permitted in the meeting room.

i

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Invesco Ltd. (“Board” or “Board of Directors”) for the Annual General Meeting to be held on Wednesday, May 14, 2008, at 1:00 p.m. Eastern Time. In this Proxy Statement, we may refer to Invesco Ltd. as the “company,” “Invesco,” “we,” “us” or “our.”

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?	You have received these proxy materials because Invesco’s Board of Directors is soliciting your proxy to vote your shares at the Annual General Meeting on May 14, 2008. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Why did I not receive my proxy materials in the mail?	As permitted by rules recently adopted by the SEC, Invesco is making this Proxy Statement and its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (“Annual Report”) available to its shareholders electronically via the Internet. We believe that this new e-proxy process will expedite shareholders’ receipt of proxy materials and lower the costs and reduce the environmental impact of our Annual General Meeting.

On April 1, 2008, we mailed to shareholders of record as of the close of business on March 14, 2008 a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement, our Annual Report and other soliciting materials online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Invesco has requested banks, brokerage firms and other nominees who hold Invesco common shares on behalf of the owners of the common shares (such owners are often referred to as “beneficial shareholders” or “street name holders”) as of the close of business on March 14, 2008 to forward the Notice to those beneficial shareholders. Invesco has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

If you are delivering proxy materials via the Internet, why did I receive my proxy materials in the mail?	Certain regulations that apply to the Invesco 401(k) Plan, the Invesco Money Purchase Plan, as well as the Invesco ESOP require us to deliver paper copies of the proxy materials to persons who have interests in Invesco common shares through participation in those plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees or plan administrators of these plans how to vote the common shares represented by their interests.

Who is entitled to vote?	Each holder of record of Invesco common shares on March 14, 2008, the record date for the Annual General Meeting, is entitled to attend and vote at the Annual General Meeting. A poll will be taken on each proposal voted upon at the Annual General Meeting.

How many votes do I have?	Every holder of a common share on the record date will be entitled to one vote per share for each Director to be elected at the Annual General Meeting and to one vote per share on each other matter presented at the Annual General Meeting. On March 14, 2008, there were 416,986,897 common shares outstanding and entitled to vote at the Annual General Meeting.

What proposals are being presented at the Annual General Meeting?	Invesco intends to present proposals numbered one through four for shareholder consideration and voting at the Annual General Meeting. These proposals are for:

1. Election of three members of the Board of Directors;

2. Approval and ratification of the re-appointment of Ernst & Young LLP as the company’s independent registered public accounting firm;

3. Approval of the Invesco Ltd. 2008 Global Equity Incentive Plan (the “Equity Plan”); and

4. Approval of the Invesco Ltd. Executive Incentive Bonus Plan (the “Bonus Plan”).

Other than matters incident to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, Invesco does not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on such matter at their discretion.

How do I attend the Annual General Meeting?	All shareholders are invited to attend the Annual General Meeting. An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the Annual General Meeting. Only shareholders who own Invesco common shares as of the close of business on March 14, 2008 will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership. Registration will begin at 12:00 p.m. Eastern Time and the Annual General Meeting will begin at 1:00 p.m. Eastern Time.

• If your Invesco shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the Annual General Meeting.

• If you received your proxy materials by mail and voted by completing your proxy card and returning it in the enclosed postage-paid envelope, an admission ticket will be held for you at the registration desk at the Annual General Meeting.

• If your Invesco shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the Annual General Meeting if you bring a recent bank or brokerage statement showing that you owned Invesco common shares on March 14, 2008. You should report to the registration desk for admission to the Annual General Meeting.

What is a proxy?	A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. The Board of Directors is asking you to allow any of the following persons to vote your shares at the Annual General Meeting: Rex D. Adams, Chairman of the Board of Directors; Martin L. Flanagan, President and Chief Executive Officer; Loren M. Starr, Senior Managing Director and Chief Financial Officer; Colin D. Meadows, Senior Managing Director and Chief Administrative Officer and Kevin M. Carome, Senior Managing Director and General Counsel.

How do I vote?	You may vote your shares in person at the Annual General Meeting or by proxy. There are three ways to vote by proxy:

• Via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Time on May 13, 2008, by accessing the web site at http://www.proxyvoting.com/ivz and following the instructions you will find on the Web site. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.

• By Telephone: You can submit a proxy by telephone until 11:59 p.m. Eastern Time on May 13, 2008, by calling toll-free 1-866-540-5760 and following the instructions.

• By Mail: If you have received your proxy materials by mail, you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you hold your common shares in an account with a bank or broker (i.e. in “street name”), you can vote by following the instructions on the voting instruction card provided to you by your bank or broker.

Even if you plan to be present at the Annual General Meeting, we encourage you to vote your common shares by proxy using one of the methods described above.

What if my common shares are held in an Invesco retirement plan?	For participants in the Invesco 401(k) Plan, the Invesco Money Purchase Plan and the Invesco ESOP (collectively, the “Retirement Plans”), your shares will be voted as you instruct the trustees or plan administrators of the Retirement Plans. There are three ways to vote: via the Internet, by telephone or by returning your voting instruction card. Please follow the instructions included on your voting instruction card on how to vote using one of the three methods. Your vote will serve as voting instructions to the trustees or plan administrators of the Retirement Plans for shares allocated to your account, as well as a proportionate share of any unallocated shares and unvoted shares. If you do not vote shares allocated to your account held in the Retirement Plans, the trustee or plan administrator will vote your shares in the same proportion as the shares for which instructions were received from all other holders of common shares in the Retirement Plan. You cannot vote your Retirement Plans shares in person at the meeting. To allow sufficient time for voting by the trustees and plan administrators of the Retirement Plans, the trustees and plan administrators must receive your vote by no later than 11:59 p.m. Eastern Time on May 7, 2008.

For holders of common shares held in Invesco’s employee share service maintained by UBS, your shares will be voted as you instruct UBS. Please follow the instructions provided to you on how to vote. If you do not submit voting instructions your shares will not be voted. To allow sufficient time for voting by UBS, UBS must receive your vote by no later than 11:59 p.m. Eastern Time on May 7, 2008.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before it is exercised:

• Grant a subsequent proxy through the Internet or telephone;

• Notify our Secretary in writing before the Annual General Meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card;

• Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy; or

• If you are a holder of record, or a beneficial owner with a proxy from the holder of record, vote in person at the Annual General Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?	It means you own Invesco common shares in more than one account, such as individually and also jointly with your spouse. Please vote all of your common shares. Beneficial shareholders sharing an address who are receiving multiple copies of the Notice or the proxy materials may contact their broker, bank or other nominee to request that only a single copy of such document(s) be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, your broker, bank or other nominee may deliver only one copy of the Notice or the proxy materials to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Invesco will deliver promptly, upon written or oral request, a separate copy of the Notice or of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate written copy of such documents, now or in the future, should submit their request to our Secretary at: company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309.

What is a quorum?	A quorum is necessary to hold a valid meeting. The presence, in person, of two or more persons representing, in person or by proxy, more than fifty percent (50%) of the issued and outstanding common shares entitled to vote at the meeting as of the record date constitutes a quorum for the conduct of business.

What vote is required in order to approve each proposal?	For each proposal, the affirmative vote of the holders of common shares having a majority of the votes cast on such proposal at the Annual General Meeting is required. Under our Bye-Laws, a majority of the votes cast means the number of shares voted “for” a proposal must exceed 50% of the votes cast with respect to such proposal. Votes “cast” include only votes cast with respect to shares present in person or represented by proxy and excludes abstentions.

Under current New York Stock Exchange (“NYSE”) rules, the proposals to elect directors and to ratify the appointment of the independent auditors are considered routine items. This means that brokers may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions. However, NYSE rules provide that brokers are not permitted to vote in their discretion on the proposals to approve the Equity Plan or the Bonus Plan.

Pursuant to Bermuda law, (i) common shares which are represented by “broker non-votes” (i.e., common shares held by brokers which are represented at the Annual General Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) common shares which abstain from voting on any matter, are not included in the determination of the common shares voting on such matter, but are counted for quorum purposes.

How will voting on any other business be conducted?	Other than matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those set forth in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Who will count the votes?	A representative of our transfer agent will act as the inspector of election and will tabulate the votes. The final voting results will be published in our quarterly report on Form 10-Q for the quarter ending June 30, 2008.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

Our Board of Directors currently has nine directors. The Board of Directors is divided into three classes. The Class I directors are initially serving a term of office expiring at the annual general meeting of shareholders in 2008, the Class II directors are initially serving a term of office expiring at the annual general meeting of shareholders in 2009, and the Class III directors are initially serving a term of office expiring at the annual general meeting of shareholders in 2010. At the Annual General Meeting and each succeeding annual general meeting of shareholders, successors to the class of directors whose term expires at such annual general meeting will be elected for a three-year term. A director holds office until the annual general meeting of shareholders for the year in which his or her term expires, and until such director’s successor has been duly elected and qualified or until such director is removed from office under our Bye-Laws or such director’s office is otherwise earlier vacated.

Under our Bye-Laws, at any general meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving a majority of the votes cast at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under our Bye-Laws to submit his or her resignation as a director. Invesco Ltd.’s Nominating and Corporate Governance Committee would then recommend to the full Board whether to accept or reject the resignation. If the resignation is not accepted by the Board, the director will continue to serve until the next annual general meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, then the Board may fill the vacancy. However, if the number of nominees exceeds the number of positions available for the election of directors, the directors so elected shall be those nominees who have received the greatest number of votes and at least a majority of the votes cast in person or by proxy.

The Board has nominated Messrs. Rex D. Adams, Sir John Banham and Denis Kessler for election as directors of the company for a term ending at the 2011 annual general meeting. Messrs. Adams, Banham and Kessler are current directors of the company. Each nominee has indicated to the company that he would serve if elected. We do not anticipate that Messrs. Adams, Banham or Kessler would be unable to stand for election, but if that were to happen, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

For a director to be considered independent, the Board must determine affirmatively that the director does not have material relationships with the company either directly or as a partner, shareholder or officer of an organization that has a relationship with the company. Such determinations are made and disclosed pursuant to applicable NYSE or other applicable rules. A material relationship can include, but is not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships. In accordance with the rules of the NYSE, the Board has affirmatively determined that it is currently composed of a majority of independent directors, and that the following directors are independent and do not have a material relationship with the company: Rex D. Adams, Sir John Banham, Joseph R. Canion, Jerome P. Kenney, Denis Kessler, Edward Lawrence, and J. Thomas Presby.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE DIRECTOR NOMINEES. The voting requirements for this proposal are described above and in the “Questions and Answers About Voting Your Common Shares” section.

INFORMATION ABOUT DIRECTOR NOMINEES AND DIRECTORS CONTINUING IN OFFICE

Listed below are the names, ages as of April 1, 2008 and principal occupations for the past five years of the director nominees and directors continuing in office. Country listed denotes citizenship.

Nominees for re-election to the Board of Directors for a three-year term expiring in 2011

Rex D. Adams (67) Chairman and Non-Executive Director (U.S.A.)

Rex Adams became chairman of the company on April 27, 2006. He has served as a non-executive director of our company since November 2001 and as chairman of the Nomination and Corporate Governance Committee since January 2007. Mr. Adams was dean of the Fuqua School of Business at Duke University from 1996 to 2001 following a 30-year career with Mobil Corporation. He joined Mobil International in London in 1965 and served as vice president of administration for Mobil Corporation from 1988 to 1996. Mr. Adams received a B.A. magna cum laude from Duke University. He was selected as a Rhodes Scholar in 1962 and studied at Merton College, Oxford University. Mr. Adams serves on the Board of Directors of Alleghany Corporation and formerly served as chairman of the Public Broadcasting Service (PBS) and a trustee of Duke University.

Sir John Banham (67) Non-Executive Director (U.K.)

Sir John Banham has served as a non-executive director of our company since 1999 and as chairman of the Compensation Committee since January 2007. Sir John was director general of the Confederation of British Industry from 1987 to 1992, a director of National Power and National Westminster Bank from 1992 to 1998, chairman of Tarmac PLC from 1994 to 2000, chairman of Kingfisher PLC from 1995 to 2001, chairman of Whitbread PLC from 2000 to 2005 and chairman of Geest plc from 2002 to 2005. He is currently the chairman of Johnson Matthey plc and Spacelabs Healthcare Inc. Sir John is a graduate of Cambridge University and has been awarded honorary doctorates by four leading U.K. universities.

Denis Kessler (55) Non-Executive Director (France)

Denis Kessler has served as a non-executive director of our company since March 2002. A noted economist, Mr. Kessler is chairman and chief executive officer of SCOR SE. He is chairman of the Boards of Directors of SCOR GLOBAL LIFE SE, SCOR GLOBAL P&C SE, SCOR Global Life US Re Insurance Company, SCOR HOLDING (SWITZERLAND) AG, SCOR Reinsurance Company, SCOR US Corporation and serves as a member of the Boards of Directors of Dexia SA, BNP Paribas SA, Bollore, Dassault Aviation and SCOR Canada Reinsurance Company. Mr. Kessler received a diplôme from the Paris Business School (HEC) and Doctorat d’Etat in economics from the University of Paris.

Directors Continuing in Office — Terms Expiring in 2009

Martin L. Flanagan, CFA, CPA (47) President and Chief Executive Officer of Invesco Ltd. (U.S.A.)

Martin L. Flanagan is president and chief executive officer of Invesco, a position he has held since August 2005. He is also a member of the Board of Directors of Invesco and a trustee of the AIM Family of Funds. Mr. Flanagan joined Invesco from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan received a B.A. and BBA from Southern Methodist University (SMU). He is a CFA charter holder and a certified public accountant. He is vice chairman of the Investment Company Institute. He also serves as a member of the executive board at the SMU Cox School of Business and a member of the Board of Councilors of the Carter Center in Atlanta.

Jerome P. Kenney (66) Non-Executive Director (U.S.A.)

Jerome P. Kenney joined Invesco’s Board of Directors in January 2008 after his retirement from Merrill Lynch & Co., Inc. where he served as vice chairman and member of the Executive Client Coverage Group. Mr. Kenney was a member of Merrill Lynch’s Executive Management Committee for 20 years. From 1990 until February 2002, he served as head of Merrill Lynch’s Corporate Strategy and Research and for several years also oversaw Corporate Credit, Marketing and Government Relations. Previously, he served as president and chief executive officer of the Merrill Lynch Capital Markets Group from 1984, and as a member of the board of directors from 1985 to 1991. He also served earlier as director of Securities Research, director of Institutional Sales and Marketing and head of Investment Banking. Mr. Kenney received a B.A. in economics from Yale University and an MBA in finance from Northwestern University.

J. Thomas Presby (68) Non-Executive Director (U.S.A.)

Thomas Presby has served as a non-executive director of our company since November 2005 and as chairman of the Audit Committee since April 2006. Prior to his retirement in 2002, Mr. Presby was deputy chairman and chief operating officer with Deloitte Touche Tohmatsu. He is presently a director and audit committee chair of Tiffany & Co., TurboChef Technologies, Inc., World Fuel Services, Inc., American Eagle Outfitters, Inc. and First Solar, Inc. He received a B.S. in electrical engineering from Rutgers and an M.S. in industrial administration from Carnegie Mellon University Graduate School of Business. Mr. Presby is a certified public accountant. Mr. Presby is able to devote his full attention to the boards upon which he serves.

Directors Continuing in Office — Terms Expiring in 2010

Joseph R. Canion (63) Non-Executive Director (U.S.A.)

Joseph Canion has served as a non-executive director of our company since 1997 and was a director of AIM Investments from 1993 to 1997, when AIM merged with Invesco. Mr. Canion has been a leading figure in the technology industry after co-founding Compaq Computer Corporation in 1982 and serving as its chief executive officer from 1982 to 1991. He also founded Insource Technology Group in 1992 and served as its chairman until September 2006. Mr. Canion received a B.S. and M.S. in electrical engineering from the University of Houston. He is chairman of Questia Media, Inc. and is on the board of directors of Physicians Capital Group, ChaCha Search, Inc. and the Houston Technology Center.

Edward P. Lawrence (66) Non-Executive Director (U.S.A.)

Edward Lawrence has served as a non-executive director of our company since October 2004. He was a partner of Ropes & Gray, a Boston law firm, from 1976 to December 2007. He currently is senior counsel at Ropes & Gray, where he also co-heads the investment committee of the firm’s trust department. Mr. Lawrence is a graduate of Harvard College and earned a J.D. from Columbia University Law School. He serves on the Board of the Attorneys’ Liability Assurance Society, Ltd., is chairman of the Board of the Massachusetts General Hospital and is a trustee of Partners Healthcare System, Inc. in Boston and McLean Hospital in Belmont, MA.

James I. Robertson (50) Senior Managing Director and Head of Global Operations/IT; Director (U.K.)

James Robertson has served as a member of the Board of Directors of our company since April 2004. He was chief financial officer from April 2004 to October 2005. Mr. Robertson joined our company as director of finance and corporate development for Invesco’s Global division in 1993 and repeated this role for the Pacific division in 1995. Mr. Robertson became managing director of global strategic planning in 1996 and served as chief executive officer of AMVESCAP Group Services, Inc. from 2001 to 2005. He holds an M.A. from Cambridge University and is a Chartered Accountant.

INFORMATION ABOUT THE EXECUTIVE OFFICERS OF THE COMPANY

In addition to Messrs. Flanagan and Robertson, whose information is set forth above, the following is a list of individuals serving as executive officers of the company as of the date of this Proxy Statement. All company executive officers are elected annually and serve at the discretion of the company’s Board of Directors or Chief Executive Officer.

Note: Country listed denotes citizenship.

G. Mark Armour (54) Senior Managing Director and Head of Worldwide Institutional (Australia)

Mark Armour has served as senior managing director and head of Invesco’s Worldwide Institutional business since January 2007. Previously, Mr. Armour served as head of sales and service for the institutional business. He was chief executive officer of Invesco Australia from September 2002 to July 2006. Prior to joining Invesco, Mr. Armour held significant leadership roles in the funds management business in both Australia and Hong Kong. He previously served as chief investment officer for ANZ Investments and spent almost 20 years with the National Mutual/AXA Australia Group, where he was chief executive, Funds Management, from 1998 to 2000. Mr. Armour received a bachelor of economics (honors) from La Trobe University in Melbourne, Australia.

Kevin M. Carome (51) Senior Managing Director and General Counsel (U.S.A.)

Kevin Carome has served as general counsel of our company since January 2006. Previously, he was senior vice president and general counsel of A I M Management Group Inc. from 2003 to 2005. Prior to joining AIM, Mr. Carome worked with Liberty Financial Companies, Inc. (LFC) in Boston where he was senior vice president and general counsel from August 2000 through December 2001. He joined LFC in 1993 as associate general counsel and, from 1998 through 2000, was general counsel of certain of its investment management subsidiaries. Mr. Carome began his career as an associate at Ropes & Gray in Boston. He received a B.S. in political science and a J.D. from Boston College.

Andrew T. S. Lo (44) Senior Managing Director and Chief Executive Officer of Invesco Asia Pacific (China)

Andrew Lo has served as chief executive officer of Invesco Asia Pacific since February 2001. He joined our company as managing director for Invesco Asia in 1994. Mr. Lo began his career as a credit analyst at Chase Manhattan Bank in 1984. He became vice president of the investment management group at Citicorp in 1988 and was managing director of Capital House Asia from 1990 to 1994. Mr. Lo was chairman of the Hong Kong Investment Funds Association from 1996 to 1997 and a member of the Council to the Stock Exchange of Hong Kong and the Advisory Committee to the Securities and Futures Commission in Hong Kong from 1997 to 2001. He received a B.S. and an MBA from Babson College in the U.S.

John “Jack” S. Markwalter Jr. (48) Senior Managing Director and Head of Sales, Marketing and Client Service for U.S. Institutional

Jack Markwalter has served as head of Sales, Marketing and Client Service for our U.S. Institutional business since March 2008. He also serves as chief executive officer of Atlantic Trust, Invesco’s private wealth management business, a position he has held since January 2004. In June 2007, Mr. Markwalter assumed additional responsibility leading Invesco’s private equity fund of funds business. He joined Atlantic Trust as head of business development in 2002 and has more than 20 years of experience in private wealth management, having previously worked at Morgan Stanley since 1986. Mr. Markwalter received a B.S. with highest honors from Georgia Institute of Technology and an MBA from Harvard Business School. Among numerous areas of community involvement, Mr. Markwalter serves on the Board of Trustees for the Georgia Tech Foundation, the Board of Trustees for Pace Academy and the Board of Directors for St. Joseph’s Hospital Mercy Foundation.

Colin D. Meadows (37) Senior Managing Director and Chief Administrative Officer (U.S.A.)

Colin Meadows joined our company as chief administrative officer in May 2006, with responsibility for business strategy, human resources, communications, facilities and internal audit. Mr. Meadows came to

Invesco from GE Consumer Finance where he was senior vice president of business development and mergers and acquisitions. Prior to that role, he served as senior vice president of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, Mr. Meadows was an associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with an emphasis in the banking and asset management sectors. Mr. Meadows received a B.A. cum laude in economics and English literature from Andrews University and a J.D. from Harvard Law School.

Loren M. Starr (46) Senior Managing Director and Chief Financial Officer (U.S.A.)

Loren Starr has served as senior vice president and chief financial officer of our company since October 2005. Previously, he served from 2001 to 2005 as senior vice president and chief financial officer of Janus Capital Group Inc., after working as head of corporate finance from 1998 to 2001 at Putnam Investments. Prior to these positions, Mr. Starr held senior corporate finance roles with Lehman Brothers and Morgan Stanley & Co. He received a B.A. in chemistry and B.S. in industrial engineering, summa cum laude, from Columbia University, as well as an MBA, also from Columbia, and M.S. in operations research from Carnegie Mellon University. Mr. Starr is a certified treasury professional and serves as chairman of the Association for Financial Professionals.

Philip A. Taylor (53) Senior Managing Director and Head of North American Retail (Canada)

Philip Taylor became head of Invesco’s North American Retail business in April 2006. He had previously served as chief executive officer of AIM Trimark Investments since January 2002. He joined AIM Trimark in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. Mr. Taylor began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. He received a Bachelor of Commerce (honors) degree from Carleton University and an MBA from the Schulich School of Business at York University. Mr. Taylor is a member of the Dean’s Advisory council of the Schulich School of Business and past chair of the Toronto Symphony Orchestra.

Robert J. Yerbury (61) Senior Managing Director and Head of UK Retail (U.K.)

Bob Yerbury has served as head of UK Retail since September 2004 and as chief investment officer since October 1997. He began his investment career in 1969, initially as an analyst and later fund manager for Equity & Law Life Assurance Society, and joined our company in 1983. Mr. Yerbury has over 36 years of investment experience, holds an M.A. in mathematics from Cambridge University and is a Fellow of the Institute of Actuaries.

CORPORATE GOVERNANCE

The company regularly monitors regulatory developments and reviews its policies, processes and procedures in the area of corporate governance to respond to such developments. As part of those efforts, we review various applicable laws affecting corporate governance, including the Companies Act 1981 of Bermuda, the Sarbanes-Oxley Act of 2002, as well as corporate governance-related rules adopted by the SEC and the NYSE.

Corporate Governance Guidelines.  The Board has adopted Corporate Governance Guidelines (“Guidelines”) and Terms of Reference for our chairman and chief executive officer, each of which is available in the corporate governance section of the company’s Web site at www.invesco.com (the “company’s Web site”). They are also available in print to shareholders who request a copy from our Secretary at: company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309. The Corporate Governance Guidelines set forth the practices the Board follows with respect to, among other things, the composition of the Board, director responsibilities, Board committees, director access to officers, employees and independent advisors, director compensation, performance evaluation of the Board and various other matters.

Code of Conduct and Directors’ Code of Conduct.  We have adopted a code of ethics (the “Code of Conduct”) that applies to our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions, as well as to our other officers and employees. The Code of Conduct is posted on our Web site at www.invesco.com and is available in print free of charge to any shareholder who requests a copy. Interested parties may make a request for a printed copy of the Code of Conduct to our Secretary at: company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Conduct for our principal executive officer, principal financial officer and principal accounting officer by posting such information on our Web site. In addition, we have adopted a separate Directors’ Code of Conduct that applies to all members of the Board. The company also maintains a compliance reporting line, where employees can anonymously submit a complaint concerning compliance with applicable laws, rules or regulations, as well as ethical or other concerns.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

BOARD MEETINGS AND ANNUAL GENERAL MEETING OF SHAREHOLDERS

During the fiscal year ended December 31, 2007 (“fiscal year 2007”), the Board held 11 meetings (not including committee meetings). For fiscal year 2007, each director other than James I. Robertson attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served. The Board does not have a formal policy regarding Board member attendance at Shareholder meetings. Seven directors attended the 2007 annual general meeting. To promote open discussion among the non-executive directors (those directors who are not officers or employees of the company), the non-executive directors meet in executive session at least once per year after a regularly scheduled Board meeting without management. Rex D. Adams, a non-executive and independent director, has been appointed to preside at the executive sessions of the non-executive directors.

COMMITTEE MEMBERSHIP AND MEETINGS

The current standing committees of the Board are the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee. The table below provides current membership information.

Nomination & Corporate
	Audit	Compensation	Governance

Rex D. Adams		M	C
Sir John Banham	M	C	M
Joseph R. Canion			M
Jerome P. Kenney	M	M	M
Denis Kessler	M	M	M
Edward P. Lawrence	M	M	M
J. Thomas Presby	C		M

M — Member

C — Chairman

Below is a description of each standing committee of the Board. The Board has affirmatively determined that each standing committee consists entirely of independent directors pursuant to rules established by the NYSE and rules promulgated under the Securities Exchange Act of 1934, as amended.

THE AUDIT COMMITTEE

The Audit Committee is chaired by Mr. Presby and consists additionally of Messrs. Banham, Kenney, Kessler and Lawrence. The committee is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules and is also “financially literate.” Committee members are appointed and removed by the Board. The committee is required to meet at least quarterly, and also periodically meets with the Director of Internal Audit and the independent auditor in separate executive sessions without members of senior management present. The committee has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties. It reports to the Board regularly and annually reviews its own performance and the terms of its charter and recommends any proposed changes to the Board. The committee met ten times in 2007.

The committee has a charter which is available on the company’s Web site and which sets forth its responsibilities. These responsibilities include assisting the Board in fulfilling its responsibility to oversee the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the company’s internal audit function and independent auditor. The committee is directly responsible for the appointment of the independent auditor and pre-approval of its engagement to provide any audit or permitted non-audit services under agreed policies and procedures. The committee is also responsible for establishing hiring policies for current or former employees of its independent auditor. It annually reviews the independent auditor’s report and evaluates its qualifications, performance and independence. The committee is also responsible for monitoring and reviewing the effectiveness of the company’s internal audit function. In connection with financial reporting, the committee is responsible for reviewing and discussing with management and the independent auditor (i) the company’s audited financial statements and related disclosures, (ii) its earnings press releases and periodic filings, (iii) its critical accounting policies, (iv) the quality and adequacy of its internal controls over financial reporting, disclosure controls and procedures, and accounting procedures, and (v) any audit problems or difficulties. Finally, the committee is responsible for assisting the Board in overseeing the company’s legal and regulatory compliance. The committee also prepares the report the Audit Committee is required to present in the company’s annual proxy statement.

The committee approves all non-audit services rendered by the independent auditors only after concluding that performance of such service by the auditor will not impair the auditor’s independence and will serve the company’s interests better than performance of such service by other providers. The committee ensures that such services are consistent with applicable national rules on auditor independence.

The Board has determined that all committee members are financially literate under the NYSE listing standards. The Board has further determined that Mr. Presby is an “audit committee financial expert” (as defined under the SEC’s rules and regulations), that he has “accounting or related financial management expertise” and that he is “independent” of the company under SEC rules and the NYSE listing rules. The Board has determined that Mr. Presby’s service on the audit committees of more than three public companies does not impair his ability to effectively serve on the Audit Committee.

THE COMPENSATION COMMITTEE

The Compensation Committee is chaired by Sir John Banham and consists additionally of Messrs. Adams, Kenney, Kessler and Lawrence. The committee is comprised of at least three members of the Board, each of whom is “independent” of the company under the NYSE and SEC rules. Committee members are appointed and removed by the Board. The committee is required to meet at least quarterly. It also has the authority to retain independent advisors, at the company’s expense, wherever it deems appropriate to fulfill its duties, including any compensation consulting firm. The committee met six times during fiscal year 2007.

The committee has a charter which is available on the company’s Web site and which sets forth its responsibilities. These responsibilities include annually evaluating the performance of the chief executive officer and approving the corporate goals relevant to, and determining the amount of, his compensation. The committee also reviews and makes recommendations to the Board concerning the company’s overall compensation philosophy. It further annually approves the compensation structure for, and the compensation of, senior officers, and it oversees management’s decisions concerning their performance. It further oversees the administration of the company’s equity-based and other incentive compensation plans, assists the Board with executive succession planning, and determines the compensation, including deferred compensation arrangements, for the company’s non-executive directors.

The committee oversees the establishment of goals and objectives related to Chief Executive Officer’s compensation, determines the compensation level of the Chief Executive Officer, oversees management’s annual process for evaluating the performance of the senior officers of the company, reviews and approves the compensation of the company’s senior officers and prepares the annual report on executive officer compensation for the company’s proxy statement. The committee also reviews and discusses with management proposed Compensation Discussion and Analysis disclosure and determines whether to recommend it to the Board for inclusion in the company’s proxy statement.

Each year the committee engages a third-party compensation consultant to provide an analysis of, and counsel on, the company’s executive compensation program and practices. The nature and scope of the consultant’s assignment is set by the committee. In general, the outside consultant provides an objective assessment of executive compensation including the market competitiveness of base, bonus and equity compensation. The outside consultant is asked to compare and review compensation of the company’s peer group of other publicly traded investment management companies. The committee currently engages Johnson Associates, Inc. (“Johnson Associates”) as its third-party consultant for this review. For a more detailed discussion of the determination of executive compensation, please see the “Compensation Discussion and Analysis” section of this Proxy Statement.

The committee meets at least annually to review and make recommendations to the Board on the compensation (including equity-based compensation) of the company’s directors. In reviewing and making recommendations on director compensation, the Committee considers, among other things, the following policies and principles:

•	that the compensation should fairly pay the directors for the work, time commitment and efforts required by directors of an organization of the company’s size and scope of business activities, including service on Board committees;

•	that a component of the compensation should be designed to align the directors’ interests with the long-term interests of the company’s shareholders; and

•	that directors’ independence may be compromised or impaired for Board or committee purposes if director compensation exceeds customary levels.

As a part of its review, the committee periodically engages Johnson Associates as a third-party consultant to report on comparable director compensation practices and levels. No executive officer of the company is involved in determining or recommending director compensation levels. See the section of this Proxy Statement entitled “Director Fees” below, for a more detailed discussion of compensation paid to the company’s directors during fiscal year 2007.

THE NOMINATION AND CORPORATE GOVERNANCE COMMITTEE

The Nomination and Corporate Governance Committee is chaired by Mr. Adams and consists additionally of Messrs. Banham, Canion, Kenney, Kessler, Lawrence and Presby. The committee met five times during fiscal year 2007. The committee has a charter which is available on the company’s Web site and which sets forth its responsibilities. These responsibilities include establishing a policy setting forth the specific, minimum qualifications that the committee believes must be met by a nominee recommended for a position on the Board, and describing any specific qualities or skills that the committee believes are necessary for one or more of the directors to possess. Such qualifications shall include the requirements under NYSE and SEC rules, as well as consideration of the individual skills, experience and perspectives that will help create an effective Board. The committee is responsible for establishing procedures for identifying and evaluating potential nominees for directors and for recommending to the Board potential nominees for election. Candidates for election to the Board are considered in light of their background and experience using the extensive personal knowledge of current directors or through the recommendations of various advisors to the company. The candidates proposed for election in Proposal No. 1 of this Proxy Statement were unanimously recommended by the committee to the Board. The committee is also required to periodically review and reassess the adequacy of the Guidelines to determine whether any changes are appropriate and recommend any such changes to the Board for its approval.

The committee will consider candidates recommended for nomination to the Board by shareholders of the company. Shareholders may nominate candidates for election to the Board under Bermuda law and our Bye-Laws. Bermuda law provides that only Invesco shareholders holding (individually or together) at least 5% of the total voting rights or constituting 100 or more registered Invesco shareholders together may require that a proposal, including a director nomination proposal, be submitted to an annual general meeting. Under our Bye-Laws, notice of such a proposal must generally be provided to the Company Secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting. In addition, our Bye-Laws contain additional requirements applicable to any shareholder nomination, including a description of the information that must be included with any such proposal. For further information regarding deadlines for shareholder proposals, please see the section of this proxy statement below entitled “Shareholder Proposals for the 2009 Annual General Meeting.” The manner in which the committee evaluates candidates recommended by shareholders is generally the same as any other candidate. However, the committee will also seek and consider information concerning any relationship between a shareholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the shareholders. The committee will not evaluate a candidate recommended by a shareholder unless the shareholder’s proposal provides that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service as publicly disclosed by the company and to provide all of the information necessary to conduct an evaluation.

The committee believes there are certain minimum qualifications that each director nominee must satisfy in order to be suitable for a position on the Board, including:

•	a high degree of personal and professional integrity;

•	ability to exercise sound business judgment on a broad range of issues;

•	sufficient experience and professional or educational background to have an appreciation of the significant issues facing public companies that are comparable to the company;

•	willingness to devote the necessary time to Board duties, including preparing for and attending meetings of the Board and its committees; and

•	being prepared to represent the best interests of the company and its shareholders and being committed to enhancing shareholder value.

In considering candidates for director nominee, the committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board, giving due consideration to the Board balance of diversity of perspectives, backgrounds and experiences. With respect to current directors, the committee considers past participation in and contributions to the activities of the Board. The committee recommends director nominees to the Board based on its assessment of overall suitability to serve in accordance with the company’s policy regarding nominations and qualifications of directors.

DIRECTOR COMPENSATION

Directors who are Invesco employees do not receive compensation for their services as directors. The Compensation Committee regularly reviews the compensation paid to non-executive directors and recommends changes to Invesco’s Board of Directors as appropriate. Directors do not receive any meeting or attendance fees.

Directors’ Fees

Directors’ Fees for 2007.  The following is a description of Invesco’s compensation program for non-executive directors in 2007.

Basic Fee — Each non-executive director (other than the Chairman of the Board) received an annual basic fee in the amount of $120,000.

Committee Chairman Fee — Each non-executive director who chaired a committee of the Board (other than the Chairman of the Board) received an additional fee of $15,000.

Chairman Fee — In lieu of the above, the Chairman of the Board received an annual fee of $400,000.

Director Fees Paid in Shares — Each non-executive director also received an award of shares in the amount of $50,000, with the number of shares awarded computed as of the closing price for the common shares on the New York Stock Exchange on December 31, 2007. Such shares may not be sold or otherwise disposed of during the period of the recipient’s service on the Board.

Ad Hoc Committee Fee — Messrs. Lawrence and Presby also received a fee of $25,000 each for serving on an ad hoc committee of the Board that oversaw the process of Invesco’s re-listing from the London Stock Exchange to the New York Stock Exchange and the related redomicile from the U.K. to Bermuda, which was completed in December 2007.

Directors’ Fees for 2008.  The Compensation Committee has approved the following fee arrangements for non-executive directors who serve during 2008.

Basic Fee — For 2008, non-executive directors (other than the Chairman of the Board) will receive an annual basic fee in the amount of $120,000.

Chairman Fee — In lieu of the above, the Chairman of the Board will receive an annual fee of $400,000.

Audit Committee Chairman — The chairman of the Audit Committee will receive an additional fee of $25,000.

Compensation and Nomination and Corporate Governance Committees — The chairman of the Compensation Committee and the chairman of the Nomination and Corporate Governance Committee will each receive an additional fee of $15,000.

Director Fees Paid in Shares — Each non-executive director will also receive an award of shares in the aggregate amount of $70,000. Such shares will be paid in four quarterly installments of $17,500, each of which will be paid on the second business day following the public announcement of the company’s quarterly earnings results for the year. The number of shares awarded each quarter will be computed based on the New York Stock Exchange closing price of Invesco common shares on such date. Such shares may not be sold or otherwise disposed of during the period of the recipient’s service on the Board.

Director Compensation Table

The following table sets forth the compensation paid to our non-executive directors for services during fiscal year 2007.

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	($)	($)(3)	($)

Rex D. Adams	$400,000	$50,000	$450,000
J. Thomas Presby(1)(2)	$160,000	$50,000	$210,000
Edward P. Lawrence(2)	$145,000	$50,000	$195,000
Sir John Banham(1)	$135,000	$50,000	$185,000
Joseph R. Canion	$120,000	$50,000	$170,000
Denis Kessler	$120,000	$50,000	$170,000

(1)	J. Thomas Presby serves as chairman of the Audit Committee and Sir John Banham serves as chairman of the Compensation Committee.

(2)	Messrs. Lawrence and Presby also received a fee of $25,000 each for serving on an ad hoc committee of the Board that oversaw the process of Invesco’s re-listing from the London Stock Exchange to the New York Stock Exchange and the related redomicile from the U.K. to Bermuda, which was completed in December 2007.

(3)	The closing price for the common shares on the New York Stock Exchange on December 31, 2007 was $31.38, so that each award consisted of 1,593 common shares.

The aggregate number of stock awards outstanding at December 31, 2007 for each of our non-executive directors was as follows:

Name	Shares Outstanding (#)

Rex D. Adams	7,046
J. Thomas Presby	4,080
Edward P. Lawrence	6,978
Sir John Banham	6,978
Joseph R. Canion	6,978
Denis Kessler	7,025

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth the common shares beneficially owned as of March 14, 2008 by each shareholder known to us to beneficially own more than five percent of the company’s outstanding common shares. The percentage of ownership indicated in the following table is based on 416,986,897 common shares outstanding as of March 14, 2008.

	Amount and
	Nature of
	Beneficial		Percent of
Name and Address of Beneficial Owner	Ownership(1)		Class

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109	57,545,816	(2)	13.80%
Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403	26,769,896	(3)	6.42%

(1)	Except as described otherwise in the footnotes to this table, each beneficial owner in the table has sole voting and investment power with regard to the shares beneficially owned by such owner.

(2)	On January 10, 2008, Wellington Management Company, LLP (“Wellington”) filed a Schedule 13G/A with the SEC in its capacity as investment adviser, indicating that it shared voting and investment power with respect to 57,545,816 common shares of Invesco which are held of record by clients of Wellington.

(3)	On February 8, 2008, Franklin Resources, Inc. (“FRI”) and certain of its affiliates filed a Schedule 13G/A with the SEC reflecting beneficial ownership by investment management clients of investment managers that are direct or indirect subsidiaries of FRI of 26,769,896 common shares of Invesco.

SECURITY OWNERSHIP OF MANAGEMENT

The following table lists the common shares beneficially owned as of March 14, 2008 by (1) each director and director nominee, (2) each executive officer named in the Summary Compensation Table below and (3) all current directors, director nominees and executive officers as a group. The percentage of ownership indicated in the following table is based on 416,986,897 shares of the company’s common stock outstanding on March 14, 2008.

	Amount and Nature of	Percent of
Name of Beneficial Owner	Beneficial Ownership(1)	Class

Rex D. Adams	39,306		*
Sir John Banham	10,728		*
Joseph R. Canion	7,978		*
Martin L. Flanagan	2,915,008		*
Jerome P. Kenney	0		*
Denis Kessler	8,125		*
Edward P. Lawrence	9,478		*
J. Thomas Presby	4,101		*
James I. Robertson	606,473		*
Andrew T. S. Lo	176,902		*
Loren M. Starr	319,105		*
Philip A. Taylor	9,376		*
Robert J. Yerbury	258,422		*
Current Directors, Director Nominees and Executive Officers as a Group (consisting of 18 persons)(2)	5,388,267	1.3%

*	Represents less than 1% of class.

(1)	Each beneficial owner listed in the table has sole voting and investment power with regard to the shares beneficially owned by such owner; each share of unvested restricted stock confers voting but not dispositive power; no shares are pledged as security; and shares beneficially owned pursuant to options include only shares that the individual has the right to acquire beneficial ownership of within 60 days following March 14, 2008.

(2)	Includes 434,406 common shares beneficially owned by John D. Rogers, who terminated his employment effective February 28, 2007.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Overview of our Executive Compensation Program

Invesco has over the last three years, concurrently with the transformation of its operating model, sought to enhance its compensation practices to increase the alignment of employee incentives with the interests of clients and shareholders. The committee of Invesco’s Board of Directors reviews and determines all components of the compensation for our executive officers. The committee also agrees and oversees the philosophy and objectives of non-executive employee compensation programs. The following discussion provides an overview and analysis of the committee’s philosophy and objectives in designing compensation programs for the company’s executive officers. In this discussion we will address the compensation rationale and determinations relating to our chief executive officer, chief financial officer, and the next three most highly compensated executive officers, whom we refer to collectively as our “named executive officers.”

This discussion should be read together with the compensation tables and related narrative for the named executive officers that can be found in this Proxy Statement following this discussion.

Our Compensation Philosophy and Objectives

Invesco’s compensation programs are designed to attract, motivate and retain highly qualified executives, senior investment management professionals, sales and marketing professionals and other key employees who are critical to our long-term success in the global marketplace. Invesco seeks to align the design, structure and operation of its compensation programs with its long-term strategic goals that we believe will determine our long- term success. These goals include:

•	Achieving strong investment performance by fostering a culture of investment excellence that creates enduring investment solutions for our clients;

•	Delivering our investment capabilities anywhere in the world to meet client needs;

•	Unlocking the power of our global operating platform to realize the benefits and efficiencies of scale; and

•	Building a high performance organization that functions as a true meritocracy where performance is rewarded and that drives greater transparency, accountability and execution at all levels. A core element in this approach is the alignment of pay and performance where rewards are differentiated based on results.

To support these long-term strategic goals, Invesco’s compensation programs are structured to achieve the following objectives:

•	Reinforce our commercial viability by linking rewards to economic results at every level (company-wide, business area or function and individual) in a manner that aligns the interests of employees with those of clients and shareholders;

•	Reinforce a culture of meritocracy by rewarding high performers;

•	Retain top talent by ensuring a meaningful mix of cash and deferred compensation vehicles;

•	Promote long-term wealth creation for key employees and align the interest of those employees with shareholders by ensuring that all key employees have sufficient equity in the company; and

•	Reinforce a “one-firm” vision within Invesco by ensuring that compensation plans are built and operate on a consistent philosophy.

The philosophy and objectives of the Compensation Committee in structuring and administering executive officer compensation are consistent with the design, structure and operation of Invesco’s compensation programs generally, and can be summarized as follows:

•	The dominant portion of an executive officer’s compensation should be incentive compensation elements that can vary based on the following performance-based factors:

•	The most important factor in determining incentive compensation should be the company’s long- and short-term performance, reflecting the significant impact that executive officers have on those results. In assessing the company’s performance, the committee evaluates progress made in achieving the company’s long-term strategic goals described above and performance against annual business objectives, including key initiatives and financial objectives, that are embodied in annual operating plans developed by executive management and approved by our Board of Directors.

•	For executive officers other than the CEO, compensation decisions should also reflect the overall performance of the business or function that the officer leads.

•	In addition, an executive officer’s compensation should reflect performance against individual business and developmental objectives.

•	The compensation of executive officers should be evaluated against the scope of an executive officer’s role and responsibilities and available market data for comparable positions in the industry.

•	The structure of executive officer compensation should include elements designed to reward strong short-term performance and other elements that create longer-term incentives to improve the company’s competitiveness.

•	Executive officers should have a meaningful ownership position in the company, thereby increasing the alignment of interests between management and our shareholders.

The committee has retained Johnson Associates, Inc. (“Johnson Associates”), a compensation consulting firm, to provide certain information and to advise the Committee in making various compensation decisions, including decisions regarding compensation of executive officers.

Benchmarking Performance and Market Compensation

Management provides the members of the committee with various reports and information regarding the company’s performance during the fiscal year. These include progress reports on the pursuit of long-term strategic objectives and various financial reports regarding the company and certain of its competitors. Information on the company has included assets under management and flows, investment performance, net revenues, net operating income, net operating margin and earnings per share. Information regarding competitors has included net revenue yield, the ratio of operating income to average assets under management, net operating margin, earnings-per-share (EPS) and relative stock price performance. Competitor financial performance data has been drawn from a peer group of publicly-held investment managers. For 2007, this peer group consisted of the following companies:

Affiliated Managers Group, Inc.	AllianceBernstein L.P.
BlackRock, Inc.	Eaton Vance Corp.
Federated Investors Inc.	Franklin Resources
Janus Capital Group	Legg Mason Inc.
Gabelli Asset Management	Schroders
T. Rowe Price Group	Waddell & Reed Financial, Inc.

Johnson Associates provides the Committee certain information comparing the compensation of the company’s executive officers to comparable positions at industry peer companies selected by Johnson Associates. The peer group consists of investment management companies considered generally comparable to Invesco and is representative of companies with which Invesco competes for talent. For 2007, this peer group consisted of the following companies:

Affiliated Managers Group, Inc.	AllianceBernstein L.P.
BlackRock, Inc.	Eaton Vance Corp.
Federated Investors Inc.	Franklin Resources
Janus Capital Group	Legg Mason Inc.
Northern Trust Corp.	Nuveen Investments
T. Rowe Price Group	Waddell & Reed Financial, Inc.

Many of these companies participate along with Invesco in the same independent compensation surveys (including the McLagan Study referred to below under “Determination of Company-wide Annual Incentive Pool”). The survey data assists the committee in comparing compensation levels for individual executives as well as the aggregate funding of incentive awards. The group above is used for comparisons of base salaries, cash bonuses and equity pay components. When analyzing this comparable compensation data, Johnson Associates applies various techniques to adjust the data for differences in company size and the scope of executive roles. Johnson Associates uses this data to prepare a benchmarking analysis for each executive officer. This analysis includes information for each of base salary, bonus, short- and long-term incentive compensation, and total compensation. The committee has not established specific market targets for any named executive officer’s pay. The data is used as a reference point and pay for the named executive officers may be any place along the continuum of competitive pay for any of the compensation elements.

Components of Executive Compensation

The main elements of executive officer compensation are base salary and variable incentive compensation, consisting of a combination of cash and equity awards based upon the performance-based factors described above. The components are summarized briefly in the table below. A more detailed description of each component follows.

Compensation Component	Purpose

Base salary	Fixed component of pay intended to compensate the individual appropriately for the responsibility level of the position held. Determined by internal and external market factors.
Annual short-term incentives — cash and equity	Variable component of pay intended to motivate and reward the individual’s contribution to achieving the company’s short-term/annual objectives.
Long-term incentives — equity	Variable component of pay intended to motivate and reward the individual’s contribution to achieving the company’s long-term objectives.
Retirement and other benefits	A component of pay intended to protect against catastrophic expenses (medical, life and disability insurance benefits) and provide opportunity to save for retirement (retirement savings benefits).
Perquisites	Provided to assist executive officers in fulfilling their responsibilities in the execution of company business.
Post-termination compensation (severance and change-in-control)	A contingent component of pay intended to provide a temporary income source following an executive’s involuntary termination and in the case of a change-in-control to also provide continuity of management during that event.

Base Salary.  The committee believes that executive officer base salaries should be limited to a reasonable base compensation for the day-to-day performance of their job responsibilities. Base salary is designed to provide competitive levels of fixed compensation based upon experience, duties and scope of responsibility. The committee receives data on base salaries of comparable positions at competitor firms as described above. While base salaries are evaluated annually for all named executive officers, in general they remain static unless the individual is promoted or the committee determines that an adjustment is necessary due to compensation trends in the industry.

Incentive Compensation.  The committee believes the dominant portion of an executive officer’s compensation should be incentive compensation elements that can vary based on the performance-based factors described above. The committee also believes that executive officers should have a significant ownership position in the company, thereby increasing the alignment of interests between management and our shareholders. As a consequence, the company has emphasized incentive compensation in the form of share awards.

Incentive compensation elements generally consist of a combination of an annual cash bonus and share incentive awards. The committee believes that as an executive’s compensation increases, the percentage of that compensation received in the form of share incentive awards should increase. Share incentive awards currently consist of restricted stock awards (“RSAs”). RSAs may be either short-term or long-term. Short-term share awards typically vest in equal increments over three years following grant. Long-term awards typically cliff vest on the third anniversary of grant.

Incentive compensation awards to executive officers have been funded from a company-wide annual incentive pool. See “Determination of Company-wide Annual Incentive Pool” below.

Benefits.  All executive officers are entitled to receive medical, life and disability insurance coverage and other corporate benefits available to most employees of the company. In addition, U.S.-based executive officers may also participate in the Invesco 401(k) Plan (“401(k) Plan”) and the Invesco Money Purchase Plan (“MPP”). Similar to the company’s other employees, an executive officer’s eligible compensation contributed to the 401(k) Plan is matched by the company at a specified level. The MPP is a retirement plan for all employees, including executive officers, with tax deferral characteristics similar to the 401(k) Plan. The MPP is funded solely by company contributions that are made annually and are computed on a percentage of the employee’s annual total compensation, subject to a cap. Executive officers residing outside the U.S. may also participate in retirement plans available to all regular employees in their countries.

Perquisites.  The company provides certain perquisites to executive officers which assist them in their execution of company business. In the aggregate, perquisites and other benefits represent a small part of the company’s overall compensation package. The committee believes they are reasonable and consistent with its overall compensation plan. For additional information on perquisites and other benefits, please see the Summary Compensation Table and related All Other Compensation Table below.

Determination of Company-wide Annual Incentive Pool

The committee, as part of its oversight of overall compensation within the company, has a practice of establishing a company-wide annual incentive pool. The pool includes components for funding cash bonuses and share awards to all employees. Incentive awards to executive officers are currently funded from this pool. The size of the award pool is set by the committee as a percentage of the company’s operating income before cash bonus, which represents the company’s operating income, exclusive of extraordinary or unusual charges and restructuring charges and before the accrual of cash bonuses (referred to as pre-cash bonus operating income, or “PCBOI”).

Management presents the committee with data showing ranges in percentage terms of PCBOI used for incentive compensation by a peer group of competitors that participate in an industry compensation survey. For 2007, management utilized the McLagan Partners Asset Management Pay & Business Benchmarking Study (“McLagan Study”) to obtain this information. The companies reviewed and reported on by McLagan for this survey included:

AllianceBernstein L.P.	MFS Investment Management
Barclays Global Investors	Morgan Stanley Investment Management
Janus Capital Group	PIMCO Advisors, L.P.
JP Morgan Asset Management	Putnam Investments
Legg Mason	State Street Global Advisors

Management derives ranges based on the competitor data and proposes a level of funding that it believes is appropriate. In so doing, management takes into account various factors, most importantly the company’s progress in achieving its long-term strategic goals described above and performance against annual objectives, financial and otherwise, embodied in the annual operating plan, including net operating income, net operating margins and earnings per share.

Determination of 2007 Award Pool.  In March 2007 the committee approved a target range for cash bonuses and for equity awards as a percentage of PCBOI that was generally consistent with the median for companies that participated in the McLagan Study. In February 2008, the committee approved a definitive award pool based on 2007 results, which funded 2007 annual cash bonuses and 2008 annual share awards. The 2007 award pool was larger than the 2006 pool and was conservatively in the range obtained from the data in the McLagan Study. In approving the increase, the committee noted the company’s strong operating results for 2007, in particular the following measures: net income for the year was $673.6 million (compared to $482.7 million in 2006); assets under management (AUM) at December 31, 2007 were $500.1 billion, compared with $462.6 billion at the end of 2006. Further, the company’s diluted earnings per share were $1.64 for 2007 (2006: $1.19). Operating income increased 31.0% to $994.3 million, from $759.2 million in 2006. Finally, total dividends for 2007 were $0.372 per share, an increase of 4.2% over the prior year. As a result of the foregoing, 2007 Incentive awards to executive officers increased year over year broadly in line with the increase in the company-wide annual incentive pool.

Role of Individual Objectives

The committee believes that in addition to company-wide objectives, individual objectives should be set for executives that are linked to the performance of their respective areas of responsibility. Such goals reflect the role and responsibilities of each position and include performance against relevant aspects of the company’s annual operating plan, including progress against key initiatives designed to support the company’s long-term strategic goals (many of which have aspects cutting across multiple areas or functions) and financial objectives.

Effect of 2007 Re-Listing and Redomicile and Reverse-Split Transactions

Prior to our re-listing from the London Stock Exchange to the New York Stock Exchange and the related redomicile of the company from the United Kingdom (“U.K.”) to Bermuda on December 4, 2007, Invesco (then known as INVESCO PLC) was organized under U.K. laws. Further, Invesco maintained the status of a “foreign private issuer” under the SEC’s rules and regulations until July 2007. As such, the company was subject to different disclosure and corporate governance standards, including the corporate governance provisions of the U.K. Combined Code. As part of this regime, the committee (then called the Remuneration Committee) was subject to U.K. rules concerning its operations and reporting. The committee published a Remuneration Report for 2006 in accordance with U.K. laws and listing rules, and such report was included in our Annual Report to Shareholders on Form 20-F with respect to the fiscal year ended December 31, 2006, filed with the SEC. The company announced on July 18, 2007 that it had lost its foreign private issuer status

In the redomicile, the shareholders of our predecessor company, INVESCO PLC, received common shares in Invesco Ltd., the new Bermuda parent company, in exchange for their Ordinary Shares. Holders of our American Depositary Shares and our Canadian Exchangeable Shares also received Invesco Ltd. common shares in exchange for their holdings. Immediately following the redomicile, Invesco also effected a one-for-two reverse stock split (the “Reverse Split”). All equity compensation awards granted prior to the date of the redomicile were made with respect to Ordinary Shares of INVESCO PLC. Information presented in this Proxy Statement regarding such awards has been adjusted to take into account both the redomicile and the Reverse Split.

Thus, 2007 was a transitional year for the company with respect to applicable corporate governance and disclosure standards. In this Proxy Statement, Invesco is complying for the first time with SEC requirements regarding executive compensation disclosure. Similarly, the company remains in a transition period regarding the applicability of NYSE governance standards.

Chief Executive Officer’s Compensation

Employment Agreement.  The committee’s determination of the CEO’s compensation takes into account the parameters established by his employment agreement with the company. Mr. Flanagan is party to a Master Employment Agreement with Invesco. Under this employment agreement, Mr. Flanagan is employed as the President and Chief Executive Officer of the company for an initial four-year term commencing on August 1, 2005. At the end of the initial term, the employment agreement automatically extends for successive one-year periods unless either party gives 90 days’ prior written notice.

Mr. Flanagan’s employment agreement provides for an annual base salary of $790,000 per year and the opportunity to receive cash compensation awards of up to $4,750,000 per year (pro-rated for any periods of less than a full year) based on the achievement of certain performance criteria to be mutually determined by the committee and Mr. Flanagan.

The employment agreement further provides that Mr. Flanagan will be eligible to participate in all incentive, savings and retirement plans, all aspects of the deferred compensation program, all welfare benefit plans, practices, policies and programs, fringe benefits and perquisites, and paid vacation and reimbursement of business expenses, all as provided generally to other U.S.-based senior executives of the company. In addition, the employment agreement contains provisions regarding termination of employment that are described below in the narrative accompanying the “Potential Payments Upon Termination or Change in Control Table.”

Award Determinations.  Every year the committee reviews (i) the company’s performance (assessed as described above), (ii) compensation reports regarding the amounts paid to the CEO in prior years as salary, bonus, and short-term and long-term equity (including a sensitivity analysis regarding the CEO’s vested and unvested stock), and (iii) analysis from the committee’s consultant, Johnson Associates, that includes market survey information. Based upon these reviews, the committee determines the CEO’s incentive compensation for the most recently completed fiscal year and reviews his salary for the current fiscal year.

Consistent with its stated philosophy, the committee limits the CEO’s base salary opportunity and has structured the majority of the CEO’s potential compensation around incentive grants. In February 2007 the committee determined to maintain Mr. Flanagan’s salary at its pre-existing level of $790,000 per annum. At that time, the Committee also awarded to Mr. Flanagan equity grants detailed in the “Grants of Plan-Based Awards” table below.

In February 2008, the committee met to review Mr. Flanagan’s salary and to determine Mr. Flanagan’s incentive compensation for 2007. The Committee again determined to hold Mr. Flanagan’s base salary at $790,000, unchanged since he joined the company in August 2005. The Committee also awarded Mr. Flanagan a cash bonus of $4,750,000 (the maximum annual cash bonus under his employment agreement) and deferred equity awards in the form of RSAs in the aggregate amount of $4,750,000. The Committee based these determinations on the company’s strong operating results for 2007, as described above in “Determination of Company-wide Annual Incentive Pool” and in the company’s Annual Report on Form 10-K for 2007, and the company’s progress in all areas of its strategic objectives.

Since the RSA grants described above were not made during fiscal 2007, they are not included in the Summary Compensation Table or the Grants of Plan-Based Awards Table below but will rather be included in such table in next year’s proxy statement, in accordance with SEC rules. $1,500,000 of the total value was granted in the form of restricted shares that vest ratably over three years (“short-term” award) and $3,250,000 of the total was granted in the form of restricted shares that vest three years from the date of grant (“long-term award”).

Review by Consultant.  All of the components described above were reviewed by Johnson Associates, who advised the committee that they were reasonable, consistent with market practices, significantly performance based and aligned with company objectives.

Compensation of Other Named Executive Officers

Throughout 2007, the CEO met in person with the non-executive directors (including the members of the committee) in executive session to discuss a variety of matters, including the development and performance of the other executive officers. In these sessions the CEO would highlight certain goals and objectives he has established for the executive officers, many of which were designed to support the company’s long-term strategic goals. During the February 2008 committee meeting, the CEO summarized his overall evaluation of the 2007 performance of each executive officer (including the other named executive officers), highlighting key accomplishments and professional developments. The CEO also presented a recommendation of incentive compensation awards for each executive officer. The recommendations reflected the company’s strong operating results for 2007, as described above, and the company’s progress in all areas of its strategic objectives, as well as key individual accomplishments (including those noted below for the other named executive officers). Johnson Associates also presented the Committee with data from the benchmarking analysis described above pertaining to base salaries, cash bonuses and equity pay components. In addition, the CEO provided compensation reports which summarize cash and equity paid to each executive officer in prior periods as well as an analysis of the executive’s current unvested equity awards and their associated roll-off schedules. Johnson Associates also reviewed the CEO’s recommendations and provided advice regarding whether they were reasonable and appropriate.

Key individual accomplishments for the other named executive officers reviewed with the Committee included the following:

Loren M. Starr, Senior Managing Director and Chief Financial Officer

Mr. Starr directs the finance department on a global basis and oversees the financial performance of the organization. Key 2007 accomplishments included (1) enhancing the company’s capital management program; (2) playing a lead role in the company’s re-listing and redomicile; and (3) developing a financial and operating plan for 2007 that would provide for earnings growth while allowing for important reinvestment in the business.

Robert J. Yerbury, Senior Managing Director and Chief Executive Officer and Chief Investment Officer of Invesco Perpetual

Mr. Yerbury is responsible for Invesco Perpetual and plays a significant role in global initiatives and reviews pertaining to investment matters. Key 2007 accomplishments included (1) the very strong performance of Invesco Perpetual, as reflected in its overall investment results, strong net flows and significant contribution to the company’s overall investment results; (2) his leadership role on the company’s Investors Forum (which brings together senior investment professionals from across the company), and (3) related work on various investment-related cross company initiatives.

Philip A. Taylor, Senior Managing Director and Head of North American Retail

Mr. Taylor is responsible for the company’s North American retail operations. Key 2007 accomplishments included: (1) delivering operating results that exceeded levels established in the 2007 Operating Plan for the North American retail business; (2) progress in leading the transformation of the company’s AIM operations into a more competitive position; (3) his leadership role in developing a new and unified internal and external brand identity for the company; and (4) success in promoting the cross distribution of additional Invesco capabilities on the North American retail platform.

Andrew T.S. Lo, Senior Managing Director & Head of Asia-Pacific

Mr. Lo is responsible for Invesco’s Asia-Pacific region. Key 2007 accomplishments included: (1) continued strong growth in the region, reflected in strong asset flows, particularly in the Greater China region; (2) success in promoting the cross distribution of additional Invesco capabilities in the region; and (3) success in assuming a role as a member of the company’s primary senior management team.

Award Determinations.  The committee discusses the evaluations, competitive compensation information, individual compensation reports and the CEO’s compensation recommendations for each other named executive officer. Based upon this review, the committee assesses the reasonableness of the compensation recommendations and sets each such person’s incentive compensation for the fiscal year. In February 2007, the committee approved the base salaries that would be in effect commencing March 1, 2007 for the other named executive officers. Consistent with the principles outlined above, the committee elected not to increase the base salaries of any of the named executive officers. At the same time, the committee also approved equity grants for the named executive officers as detailed in the “Grants of Plan-Based Awards” table below.

In February 2008, the committee again reviewed base salaries for the other named executive officers and determined to maintain them at pre-existing levels. The committee also approved the bonus payments for the other named executive officers for fiscal year 2007. The cash bonus amounts appear in the compensation tables set forth below. In addition, the committee approved 2008 equity awards in the form of RSAs for the other named executive officers. In accordance with SEC rules, these awards do not appear in the Summary Compensation Table or the Grants of Plan-Based Awards Table below, which sets forth awards made during the year ended December 31, 2007. Messrs. Starr, Yerbury, Taylor and Lo each received a “short-term” equity grant on February 28, 2008, which award will vest ratably over three years. The awards were in the following amounts: Starr: $600,000; Yerbury: $800,000; Taylor: $700,000; and Lo: $700,000. The committee also approved “long-term” equity grants for the Senior Executives, which grants will vest three years from the grant date. The awards were in the following amounts: Starr: $750,000; Yerbury: $1,250,000; Taylor: $1,250,000 and Lo: $1,000,000. The committee based these determinations on the company’s strong operating results for 2007, as described above, and the company’s progress in all areas of its strategic objectives, as well as key individual accomplishments noted above for the Senior Executives.

Tax Considerations

The committee will consider the potential impact on the company of Section 162(m) of the Code when designing its compensation programs. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid for any fiscal year to each of the corporation’s “covered employees” (generally, the chief executive officer and the three most highly compensated executive officers other than the chief executive officer and the chief financial officer as of the end of any fiscal year). However, compensation which qualifies as “performance-based” is excluded from the $1 million per executive officer limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the company’s shareholders.

While Invesco was a “foreign private issuer” under the SEC’s rules, the company was not subject to the deduction limitations of Section 162(m). Now that Invesco no longer qualifies as a foreign private issuer, the committee has reviewed Invesco’s approaches to incentive and performance-based compensation in light of the impact of Section 162(m). To maximize the deductibility of such compensation, Invesco has included proposals in this Proxy Statement for shareholders to approve the Equity Plan and the Bonus Plan, both of which are structured so that future compensation may satisfy the performance-based compensation exception under Section 162(m) and therefore be deductible.

The company expects that performance-based awards granted under the Equity Plan and the Bonus Plan (assuming each such plan is approved by the company’s shareholders) in the form of annual cash bonuses, stock options, restricted stock units or restricted shares should qualify for the performance-based compensation exception to Section 162(m). Nonetheless, the committee believes that shareholder interests are best served by preserving the committee’s discretion and flexibility in crafting compensation programs, even though such programs may result in the payment of certain non-deductible compensation expenses from time to time. Therefore, the committee, while considering tax deductibility as a factor in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible if it believes that the compensation is commensurate with performance.

Other Considerations

Timing of Awards.  The committee’s general practice is to make award decisions for the previous fiscal year and review salaries of the company’s executive officers in February. This time frame allows the committee to review a full year of the executives’ performance as well as a full year of the company’s performance. In 2008, the committee met to set the level of award on February 1, 2008. The committee determined at that time that share awards would be issued and valued as of February 28, 2008 and that cash bonuses would be paid as part of the final pay cycle in February 2008.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Respectfully Submitted by the Compensation Committee:

Sir John Banham (Chairman), Rex D. Adams, Jerome P. Kenney,1 Denis Kessler and Edward P. Lawrence

1 Jerome P. Kenney was recently elected as a member of the Compensation Committee and was not a member of the committee during and did not participate in the relevant committee determinations that are the subject of this report.

Summary Compensation Table and Narrative Disclosure

The narrative, table and footnotes below describe the total compensation paid for fiscal year 2007 to the “named executive officers,” who are Martin L. Flanagan (Invesco’s principal executive officer), Loren M. Starr (Invesco’s principal financial officer), the next three most highly compensated individuals who were serving as executive officers of Invesco on December 31, 2007, together with John D. Rogers (who terminated employment effective February 28, 2007, but who would have otherwise been among the top three most highly compensated executive officers).

Each component of total compensation reported in the 2007 Summary Compensation Table is described below. For information on the role of each component within the total compensation package, see the description under the heading “Compensation Discussion and Analysis” beginning on page 19.

Salary — This column represents the base salary earned during the fiscal year, including any amounts invested by the named executives in Invesco’s 401(k) Plan.

Bonus — This column represents cash bonuses earned by the named executive officers for fiscal 2007 and paid in February 2008.

Stock Awards — This column represents compensation expense recognized by Invesco for financial statement reporting purposes in fiscal 2007, computed in accordance with Financial Accounting Standard (FAS) 123R, with respect to the fair value of RSA granted under the Invesco Global Stock Plan in fiscal 2007, as well as compensation expense recognized for RSAs granted in prior years that continue to be expensed under FAS 123R; however, the amounts exclude any forfeiture assumptions related to service-based vesting conditions, as prescribed by SEC rules. Under FAS 123R, compensation expense is calculated using the closing price of Invesco common shares on the date of grant and spread over the vesting period of the RSAs. The amounts in the table reflect Invesco’s accounting expense for the RSAs for fiscal 2007 and do not reflect the value actually realized by the named executive officers.

Option Awards — This column represents compensation expense recognized by Invesco in fiscal 2007, in accordance with FAS 123R, with respect to the fair value of options granted in prior years that continue to be expensed under FAS 123R. Pursuant to SEC rules, these amounts exclude any forfeiture assumptions related to service-based vesting conditions. Options are the right to purchase common shares of Invesco at a specified price, over a specified term (usually ten years) following the grant date. The amounts in the table reflect Invesco’s accounting expense in fiscal 2007 for the options and do not reflect the value, if any, that ultimately may be realized by the named executive officers. For additional information on the valuation assumptions relating to the options, see the note on “Share-Based Compensation” to Invesco’s consolidated financial statements contained in its Annual Report on Form 20-F for the fiscal year in which the option was granted.

All Other Compensation — This column represents all other compensation for fiscal 2007 not reported in the previous columns, such as Invesco’s contributions to 401(k) plans, payment of insurance premiums, reimbursement of certain tax expenses and the costs to Invesco of providing certain perquisites and benefits.

2007 Summary Compensation Table

						Stock	Option	All Other
		Salary		Bonus		Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)		($)(1)		($)(2)	($)(2)	($)(3)	($)

Martin L. Flanagan	2007	$790,000		$4,750,000		$10,231,973	—	$1,054,870	$16,826,843
President & Chief Executive Officer
Loren M. Starr	2007	$450,000		$1,200,000		$1,376,004	—	$117,951	$3,143,955
Senior Managing Director & Chief Financial Officer
Robert J. Yerbury	2007	$656,589	(4)	$2,906,217	(4)	$3,173,919	—	$131,195	$6,867,920
Senior Managing Director & Head of UK Retail
Philip A. Taylor	2007	$645,496	(5)	$2,709,631	(5)	$1,008,225	$92,629	$72,363	$4,528,344
Senior Managing Director & Head of North American Retail
Andrew T. S. Lo	2007	$400,000		$1,400,000		$1,433,731	$46,315	$17,919	$3,297,965
Senior Managing Director & Head of Asia-Pacific
John D. Rogers(6)	2007	$83,333		—		$703,485	$92,629	$2,957,911	$3,837,358
Senior Managing Director & Head of Worldwide Institutional

(1)	The indicated bonus amounts were paid in 2008 but earned during 2007.

(2)	Consists of the accounting expense incurred during 2007 for Restricted Share Awards under the Invesco Global Stock Plan and includes grants made on February 28, 2007. No stock options were granted during 2007.

(3)	Please refer to the “All Other Compensation Table” for details.

(4)	Mr. Yerbury is paid in Pounds Sterling (£). His base salary for 2007 was 332,223£ which was converted to USD in the table above by using the average exchange rate for December 2007 of 1.97635. Mr. Yerbury’s bonus of 1,455,000£ was paid on February 29, 2008 and the exchange rate of 1.9974 was used to calculate the USD value, consistent with the rate used for planning of all Invesco employee bonuses.

(5)	Mr. Taylor is paid in Canadian dollars. His base salary for 2007 was $638,041 which was converted to USD in the table above by using the average exchange rate for December 2007 of 1.01168496. Mr. Taylor’s bonus of 2,725,000 was paid on February 29, 2008 and the exchange rate of 0.99436 was used to calculate the USD value, consistent with rate used for planning of all Invesco employee bonuses.

(6)	Mr. Rogers terminated his employment effective February 28, 2007.

All Other Compensation Table

The following table provides details of the elements that comprise “All Other Compensation” included in the Summary Compensation Table above.

		Dividends
	Perquisites	Paid on		Company
	and Other	Unvested		Contributions	Severance
	Personal	Stock	Insurance	to Retirement and	Payments /
	Benefits	Awards	Premiums	401(k) Plans	Accruals
Name	($)(1)	($)	($)	($)	($)	Total ($)

Martin L. Flanagan	$231,673	$799,941	$3,006	$20,250	—	$1,054,870
Loren M. Starr	—	$94,948	$2,753	$20,250	—	$117,951
Robert J. Yerbury	—	$36,201	$1,627	$93,367	—	$131,195
Philip A. Taylor	—	$55,153	$3,710	$13,500	—	$72,363
Andrew T. S. Lo	—	$15,554	$827	$1,538	—	$17,919
John D. Rogers	—	—	$403	$3,333	$2,954,175	$2,957,911

(1)	Represents the incremental cost to the company, net of amounts reimbursed by Mr. Flanagan, for the executive officer’s personal use of aircraft services obtained from a third party supplier.

Grants of Plan-Based Awards Table and Narrative Disclosure

During 2007, the named executive officers received plan-based awards in the form of RSAs. RSAs represent the right to receive a specified number of common shares of Invesco if and to the extent the RSAs vest. All RSAs were granted under the terms of the Invesco Global Stock Plan. The RSAs were of the following two types.

Restricted Share Awards — Time-Based Vesting — This type of RSA vests in three equal increments over a three-year period based solely on continued employment with Invesco. These RSAs are generally granted in recognition of the previous year’s performance. Grants received in February 2007 were thus in recognition of achievements during fiscal year 2006.

Restricted Share Awards — Performance-Based Vesting — This type of RSA vests on the third anniversary of the grant date if and to the extent a predetermined performance target has been achieved. The performance target is Invesco’s cumulative EPS growth over a three-year performance period. Based upon Invesco’s EPS growth performance, participants may earn none, 50%, 100% or a pro-rata amount between 50% and 100% of the total number of RSAs originally granted. Achievement of compounded three-year EPS growth of 15% or more will result in the maximum payment, achievement of compounded three-year EPS growth of 10% will result in payment of 50% of the shares covered by the award, achievement of compound three-year EPS growth between 10% and 15% will result in a pro rata payment between 50% and 100% of the shares covered by the award and achievement of compounded three-year EPS growth below 10% will result in no shares vesting. These RSAs are generally granted to key employees based on their expected future potential to affect Invesco’s financial performance.

2007 Grants of Plan-Based Awards Table

					All Other	Grant Date
					Stock	Fair
		Estimated Future Payouts Under			Awards	Value of Stock
		Equity Incentive Plan Awards			Shares or	and Option
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Awards ($)(1)

Martin L. Flanagan	02/28/2007	0	105,949	105,949	0	$2,556,438
Loren M. Starr	02/28/2007	0	42,379	42,379	21,189	$1,533,829
Robert J. Yerbury	02/28/2007	0	31,784	31,784	25,427	$1,380,441
Philip A. Taylor	02/28/2007	0	84,759	84,759	25,427	$2,658,673
Andrew T. S. Lo	02/28/2007	0	12,713	12,713	0	$306,751
John D. Rogers	02/28/2007	—	—	—	—	—

(1)	The grant date fair value is the total amount that we will recognize as expense over the award’s vesting schedule under applicable accounting requirements. As the awards vest, a pro rata portion of this amount will be included in our Summary Compensation Table each year. We calculated the grant date fair value by multiplying the number of shares granted by the closing price of our Ordinary Shares (on the London Stock Exchange converted to U.S. dollars) on the day the award was granted.

Outstanding Equity Awards at 2007 Fiscal Year-End Table and Narrative Disclosures

The table below provides information on the named executive officers’ outstanding equity awards as of December 31, 2007. The equity awards in the table consist of options, and also RSAs, which are reported in the “Stock Award” columns. In connection with the redomicile and the Reverse Split on December 4, 2007, the number of shares of all outstanding awards and the exercise price of all outstanding options were adjusted so that the economic value of each outstanding award after the redomicile and Reverse Split was equivalent to the economic value of the award before such transactions. The information in the table below reflects these adjustments. Following are descriptions of several columns in the table below:

Option Awards:

Number of Securities Underlying Unexercised Options — Unexercisable  — Represents performance-based options that will vest if and to the extent predetermined performance targets are achieved. Amount represents the value that would be earned if performance targets were achieved.

Stock Awards:

Market Value of Shares Or Units of Stock That Have Not Vested — This column represents the market value of the unvested RSAs with time-based vesting based on the price per share of $31.38, the closing price of Invesco’s common shares on the NYSE on December 31, 2007.

Equity Incentive Plan Awards:  Number of Unearned Shares, Units or Other Rights That Have Not Vested — Represents RSAs that will vest if and to the extent predetermined performance targets are achieved. Amount represents the value that would be earned if “threshold” performance targets were achieved.

Equity Incentive Plan Awards:  Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested — This column represents the market value of the unvested and unearned RSAs with performance-based vesting based on the price per share of $31.38, the closing price of Invesco’s common shares on the NYSE on December 31, 2007.

2007 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information as of December 31, 2007 about the outstanding equity awards held by our named executive officers.

	Option Awards				Stock Awards
								Equity
								Incentive
								Plan
							Equity	Awards:
							Incentive	Market or
							Plan	Payout
							Awards:	Value of
						Market	Number of	Unearned
	Number of	Number of			Number of	Value of	Unearned	Shares,
	Securities	Securities			Shares or	Shares or	Shares, Units	Units
	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	($)(1)	Date	(#)(3)	($)(2)	(#)(4)	($)(2)

Martin L. Flanagan	—	—	—	—	625,000	$19,612,500	1,355,949	$42,549,680
Loren M. Starr	—	—	—	—	54,521	$1,710,869	167,379	$5,252,353
Robert J. Yerbury	—	—	—	—	358,761	$22,150,703	378,910	$11,890,196
	34,399	—	$53.99	03/11/2009	—	—	—	—
	23,780	—	$56.92	02/03/2011	—	—	—	—
	12,500	—	$37.55	12/03/2011	—	—	—	—
Philip A. Taylor	—	50,000	$12.61	12/30/2014	25,427	$797,899	123,553	$3,877,093
	—	166,667	$0.99	03/08/2008	—	—	—	—
	—	166,667	$0.99	03/08/2009	—	—	—	—
	—	166,666	$0.99	03/09/2010	—	—	—	—
	2,500	—	$21.48	08/25/2009	—	—	—	—
	12,500	—	$26.09	12/08/2009	—	—	—	—
	17,212	—	$45.77	08/06/2010	—	—	—	—
	12,500	—	$43.48	11/30/2010	—	—	—	—
	44,700	—	$37.55	12/03/2011	—	—	—	—
Andrew T. S. Lo	—	25,000	$12.61	12/30/2014	333,333	$10,459,990	41,809	$1,311,966
	12,500	—	$16.44	10/29/2008	—	—	—	—
	12,500	—	$26.09	12/08/2009	—	—	—	—
	21,250	—	$43.48	11/30/2010	—	—	—	—
	75,000	—	$37.55	12/03/2011	—	—	—	—
	25,000	—	$14.78	12/15/2013	—	—	—	—
John D. Rogers	—	50,000	$12.61	02/28/2008	—	—	—	—
	12,500	—	$16.44	02/28/2008	—	—	—	—
	12,500	—	$26.09	02/28/2008	—	—	—	—
	50,000	—	$43.48	02/28/2008	—	—	—	—
	75,000	—	$37.55	02/28/2008	—	—	—	—
	25,000	—	$14.78	02/28/2008	—	—	—	—

(1)	Stock options were granted in Pounds Sterling (£) and in this table have been converted to U.S. dollars using the exchange rate of $1.98/£1 as of December 31, 2007.

(2)	The market value of the stock awards was calculated by multiplying the number of shares by the closing price of Invesco common shares on the New York Stock Exchange on December 31, 2007, which was $31.38.

(3)	Vesting dates of unvested time-based stock awards are as follows: Mr. Flanagan — 312,500 on 08/31/2008, 312,500 on 08/31/2009; Mr. Starr — 33,332 on 12/31/2008, 7,063 on 02/28/2008, 7,063 on 02/28/2009, 7,063 on 02/28/2010; Mr. Yerbury — 166,667 on 11/30/2008, 166,666 on 11/30/2009, 8,476 on 02/28/2008, 8,476 on 02/28/2009, 8,476 on 02/28/2010; Mr. Taylor — 8,476 on 02/28/2008, 8,476 on 02/28/2009, 8,475 on 02/28/2010; Mr. Lo — 166,667 on 12/31/2008, 166,666 on 12/31/2009.

(4)	Vesting dates of unvested performance- based stock awards are as follows: Mr. Flanagan — 1,250,000 on 02/28/2009, 105,949 on 02/28/2010; Mr. Starr — 125,000 on 02/28/2009, 42,379 on 02/28/2010; Mr. Yerbury — 32,329 on 02/28/2009, 157,399 on 12/21/2010, 157,398 on 12/21/2011, 31,784 on 02/28/2010; Mr. Taylor — 38,794 on 02/28/2009, 84,759 on 02/28/2010; Mr. Lo — 29,096 on 02/28/2009, 12,713 on 02/28/2010.

2007 Option Exercises and Stock Vested Table

The following table provides information about exercises of stock options and vesting of Restricted Share Awards during fiscal year 2007 for our named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)

Martin L. Flanagan	—	—	312,500	$7,594,437
Loren M. Starr	—	—	33,334	$1,046,021
Robert J. Yerbury	—	—	174,852	$4,903,951
Philip A. Taylor	74,050	$858,887	8,188	$224,024
Andrew T. S. Lo	25,000	$211,475	175,932	$5,480,168
John D. Rogers	12,500	$226,370	259,318	$8,086,717

(1)	The value realized upon exercise of option awards was determined by (a) calculating the difference between the market price of the underlying securities at the time of exercise and the exercise price of the options, and (b) multiplying such difference by the number of shares acquired upon exercise.

(2)	The value realized upon vesting of share awards was determined by multiplying the number of shares that vested by the market value of the underlying shares on the vesting date.

Potential Post-Employment Payments

Invesco may have certain obligations for payments upon termination of employment of any of the named executive officers. These payments will vary based on agreements in place and the reason for the termination.

Chief Executive Officer

Mr. Flanagan has a Master Employment agreement with the company which stipulates that in the event of his termination without “cause” or resignation for “good reason,” he is entitled to receive the following payments and benefits (provided that he has not breached certain restrictive covenants):

•	his then-effective base salary through the date of termination,

•	any accrued vacation,

•	any compensation previously deferred (unless a later payout date is stipulated in his deferral arrangements),

•	a cash severance payment equal to three times his base salary and maximum short-term annual bonus,

•	immediate vesting and exercisibility of all outstanding share-based awards (options, restricted shares, etc.),

•	continuation of medical benefits for him and his covered dependents for a period of 36 months following termination,

•	a prorated portion of his short-term annual bonus for the year of termination, and

•	any other vested amounts or benefits under any other plan or program.

“Good Reason” is defined in the Master Employment Agreement to include certain diminutions of position, authority, duties or responsibilities, certain reductions in compensation as the same may have been increased from time to time during the employment period, certain involuntary geographic relocations without Mr. Flanagan’s consent, and any failure of a successor entity to expressly assume the obligations of the company under the agreement. In the event that any payments under the agreement are subject to an excise tax under the U.S. Internal Revenue Code, the company will pay Mr. Flanagan a “gross-up” payment that will fully reimburse him for the amount of any associated tax liability.

Other Named Executive Officers

The other named executive officers are each parties to agreements that create salary continuation periods ranging from four to twelve months, but do not have any other employment agreements. Pay and benefits in the event of involuntary termination for the other named executive officers are covered by severance plans in each country and the terms of such severance plans are available to regular employees. The majority of Invesco’s obligations in the event of termination of employment are related to equity that has been granted to the named executive officers.

Stock Options.  Under our share option plans (unless otherwise provided at the time of grant), an option holder that terminates employment (other than by reason of death, disability or retirement) cannot exercise any unvested options after the termination date. The option holder may exercise the option within a period of six months after termination due to disability. In the event of death, the option holder’s estate may exercise the option within 12 months of such death. Upon retirement, the option holder may exercise options at any time from the date of retirement until the option shall lapse in accordance with the rules and the terms on which the option was granted.

Share Awards.  Upon termination of a participant’s employment with the company and its subsidiaries during the applicable vesting or restriction period, unless otherwise provided at the time of grant, any share awards granted to such participant which are not vested shall be forfeited. In the event of a participant’s termination of employment by reason of his death or disability or involuntary termination following a Change in Control (as defined in the Global Stock Plan), any share awards shall immediately vest and any restrictions thereon shall lapse. In the event of retirement, any time-vested shares will vest immediately, while performance-vested shares will be forfeited.

Potential Payments Upon Termination or Change in Control Table

The following table summarizes the estimated payments to be made under each agreement, plan or arrangement which provides for payments to a named executive officer at, following or in connection with any termination of employment including by resignation, retirement, disability or a Change in Control. However, in accordance with SEC regulations, we do not report any amount to be provided to a named executive officer under any arrangement which does not discriminate in scope, terms or operation in favor of our named executive officers and which is available generally to all salaried employees.

		Termination
		w/o Cause
		Following
		Change in	Termination		Voluntary
Name	Benefit	Control(1)	w/o Cause(1)		Termination	Retirement(2)	Death	Disability

Martin L. Flanagan	Benefits(3)	$25,022	$25,022		$0	—	—	—
	Severance Payment(4)	$16,620,000	$16,620,000		$0	—	—	—
	Bonus	$4,750,000	$4,750,000		$0	—	—	—
	Share Awards(5)	$62,162,180	$62,162,180		$0	—	$62,162,180	$62,162,180
	Other Cash Payments(6)	$26,178,109	$0		$0
	Total	$109,735,311	$83,557,202		$0	—	$62,162,180	$62,162,180
Loren M. Starr(7)	Share Awards(5)	$6,963,222	$0	(8)	$0	—	$6,963,222	$6,963,222
Robert J. Yerbury(7)	Share Awards(5)	$34,040,898	$0	(8)	$0	$22,150,703	$34,040,898	$34,040,898
Andrew T. S. Lo(7)	Share Awards(5)	$11,771,956	$0	(8)	$0	—	$11,771,956	$11,771,956
	Stock Options(8)	$1,137,057	$0	(8)	$0	—	$1,137,057	$1,137,057
	Total	$12,909,013					$12,909,013	$12,909,013
Philip A. Taylor(7)	Share Awards(5)	$4,674,992	$0	(8)	$0	—	$4,674,992	$4,674,992
	Stock Options(8)	$16,225,383	$0	(8)	$0	—	$16,225,383	$16,225,383
	Total	$20,900,375	$0		$0	—	$20,900,375	$20,900,375

(1)	Mr. Flanagan’s severance payment would also apply to resignation with “good reason” as described in his employment agreement referenced above.

(2)	Mr. Yerbury is the only named executive officer eligible for retirement as of December 31, 2007. The value of the share awards is for the time-vested shares only.

(3)	Cost to Invesco for continuation of medical benefits for Mr. Flanagan and his covered dependents for a period of 36 months following termination.

(4)	Mr. Flanagan’s severance payment is equal to the sum of his base salary plus the maximum of his short-term cash incentive multiplied by three.

(5)	In accordance with SEC regulations, this information assumes that the termination took place on December 31, 2007. The closing price of our common shares on that date on the NYSE was $31.38.

(6)	Other cash payment consists of the “gross-up” payment that fully reimburses Mr. Flanagan for the amount of any associated tax liability for payments under the agreement that are subject to an excise tax under the U.S. Internal Revenue Code

(7)	Each of Messrs. Starr, Yerbury, Lo and Taylor is a party to an agreement that provides for a termination notice period of between four and twelve months. The specific notice period is elected by the employee at the time of entering into the agreement. Following any notice of termination, the employee would continue to receive salary and benefits compensation, and the vesting periods with respect to any outstanding equity awards would continue to run, in the normal course until the date of termination. In accordance with SEC rules, the information presented in this table assumes a termination date of December 31, 2007 and thus assumes that the notice had been given between four and twelve months (as applicable) prior to such date.

(8)	See footnote 5 for an explanation of the valuation methodology employed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2007, the following directors served as members of the Compensation Committee: Rex D. Adams, Sir John Banham, Denis Kessler and Edward P. Lawrence. No member of the Compensation Committee was an officer or employee of the company or any of its subsidiaries during fiscal year 2007, and no member of the Compensation Committee was formerly an officer of the company or any of its subsidiaries or was a party to any disclosable related party transaction involving the company. During fiscal year 2007, none of the executive officers of the company has served on the board of directors or on the compensation committee of any other entity that has or had executive officers serving as a member of the Board of Directors or Compensation Committee of the company.

* * *

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Invesco Ltd. consists of J. Thomas Presby (Chairman), and Messrs. Rex D. Adams, Sir John Banham, Jerome P. Kenney, Denis Kessler and Edward P. Lawrence. Each of the members of the Audit Committee is independent as defined under the New York Stock Exchange listing standards and applicable law. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the company’s financial reporting, auditing and internal control activities, including the integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the company’s internal audit function and independent auditor. The Audit Committee’s function is more fully described in the written charter, which is which is available on the company’s Web site.

REVIEW OF THE COMPANY’S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

The Audit Committee has reviewed and discussed the audited financial statements of the company for the fiscal year ended December 31, 2007 with the company’s management.

The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), the company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

The Audit Committee has also received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence of E&Y with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Respectfully Submitted by the Members of the Audit Committee:

J. Thomas Presby (Chairman)
Rex D. Adams
Sir John Banham
Jerome P. Kenney2
Denis Kessler
Edward P. Lawrence

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board, with the ratification of the shareholders, engaged E&Y to perform an annual audit of the Company’s consolidated financial statements for fiscal year 2007.

The following table sets forth the approximate aggregate fees billed or expected to be billed to the Company by E&Y for fiscal years 2007 and 2006 for the audit of the Company’s annual consolidated financial statements and for other services rendered by E&Y.

	Fiscal Year
	2007	2006
	(In millions)

Audit Fees(1)	$6.8	$5.1
Audit-Related Fees(2)	$1.5	$1.2
Tax Fees(3)	$0.2	$0.2
All Other Fees(4)	$0.2	$0.1

TOTAL FEES	$8.7	$6.6

(1)	The 2007 Audit Fees amount includes approximately $5.0 million for audits of the Company’s consolidated financial statements and $1.8 million for statutory audits of subsidiaries. These amounts do not include fees paid to E&Y associated with audits conducted on certain of our affiliated mutual funds, unit trusts and partnerships.

(2)	Audit-Related Fees consist of attest services not required by statute or regulation and audits of employee benefit plans.

(3)	Tax Fees consist of compliance and advisory services.

(4)	All Other Fees consist principally of expenses associated with our re-listing from the London Stock Exchange to the New York Stock Exchange and the related redomicile from the U.K. to Bermuda and the debt offering services.

2 Jerome P. Kenney was recently elected as a member of the Audit Committee and was not a member of the committee during and did not participate in the relevant committee determinations that are the subject of this report.

PRE-APPROVAL PROCESS AND POLICY

The audit and non-audit services provided to the company and its subsidiaries by E&Y during fiscal year 2007 were pre-approved by the Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by E&Y. This policy describes the permitted audit, audit-related, tax and other services that the independent auditors may perform. A copy of the policy is included in this Proxy Statement as Appendix A.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Share Repurchases.  Under a share repurchase program authorized by the Board, the company can repurchase its common shares from time to time on the open market and in private transactions in accordance with applicable securities laws. Pursuant to this repurchase program, the company repurchased its common shares from, among others, certain directors and executive officers since the beginning of 2007. These transactions included repurchases in connection with the payment of taxes on vesting of share awards under the Invesco Global Stock Plan. The price per share paid by the company for repurchases is generally the closing price of the company’s common shares on the NYSE on the day immediately prior to the repurchase date. Since January 1, 2007 and March 12, 2008, the company repurchased common shares from the persons listed for the aggregate consideration shown in the following table:

	Number of Shares	Aggregate
Name and Title	Repurchased	Consideration

Colin D. Meadows	15,949	$492,619
Senior Managing Director
Loren M. Starr	8,770	$262,108
Senior Managing Director and Chief Financial Officer
James I. Robertson	353,140	$10,608,871
Director and Senior Managing Director
Philip A. Taylor	309,698	$8,345,392
Senior Managing Director
Robert J. Yerbury	174,852	$4,764,717
Senior Managing Director

In order to pay taxes due in connection with the vesting of RSAs under the Invesco Global Stock Plan, the company uses a net stock issuance method, equivalent to a stock repurchase program, to pay such taxes.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers, directors and persons who beneficially own more than 10% of the company’s common shares to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. The reporting officers, directors and 10% shareholders are also required by SEC rules to furnish the company with copies of all Section 16(a) reports they file.

Based solely on its review of copies of such reports received from such executive officers, directors and 10% shareholders, the company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and 10% shareholders were complied with during fiscal year 2007, except that, inadvertently, untimely filings were made by each of Kevin M. Carome, David A. Hartley, John S. Markwalter, Jr. and James I. Robertson, with respect to one report by each of Messrs. Carome and Robertson covering a single transaction, and with respect to two reports covering a single transaction each by each of Messrs. Hartley and Markwalter, in each case related to withholding of shares for the payment of taxes upon the vesting of certain equity awards.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

GENERAL

The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the company’s consolidated financial statements for the fiscal year ending December 31, 2008 and to audit the company’s internal control over financial reporting as of December 31, 2008. During and for the fiscal year ended December 31, 2007, Ernst & Young LLP audited and rendered opinions on the financial statements of the company and certain of its subsidiaries. Ernst & Young LLP also rendered an opinion on the company’s internal control over financial reporting as of December 31, 2007. In addition, Ernst & Young LLP provides the company with tax consulting and compliance services, accounting and financial reporting advice on transactions and regulatory filings and certain other services not prohibited by applicable auditor independence requirements. See “Fees Paid to Independent Registered Public Accounting Firm” above. Representatives of Ernst & Young LLP are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. The voting requirements for this proposal are described in the “Questions and Answers About Voting Your Common Shares” section above. If the appointment is not ratified, the Audit Committee may reconsider the selection of Ernst & Young LLP as the company’s independent registered public accounting firm.

PROPOSAL NO. 3

APPROVAL OF THE INVESCO LTD.
2008 GLOBAL EQUITY INCENTIVE PLAN

General

Our Board of Directors adopted as of March 31, 2008, subject to shareholder approval, the 2008 Global Equity Incentive Plan (the “Equity Plan”). In this proposal the Board of Directors is recommending that the shareholders approve the material terms of the Equity Plan as described below.

Summary of the Global Equity Incentive Plan

The following description of the Equity Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is included as Appendix B to this Proxy Statement.

Purpose

The purpose of the Equity Plan is to give us a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide us with an equity plan providing incentives directly linked to shareholder value. If approved by our shareholders at the Annual General Meeting, the Equity Plan will become effective on the date of approval. Following adoption of the Equity Plan, no additional grants will be made under our existing equity incentive plans.

Administration

The Equity Plan will be administered by a committee appointed by our Board of Directors consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code who are “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. It is intended that the Compensation Committee of the Board of Directors will serve as the committee administering the Equity Plan. The committee can make rules and regulations and establish such procedures for the administration of the Equity Plan as it deems appropriate, and may delegate its authority to administer the Equity Plan to one or more persons, subject to applicable law, including the limitations of Section 162(m) of the Code and Section 16 of the Exchange Act. Any determination made by the committee under the Equity Plan will be made in the sole discretion of the committee, and such determinations will be final and binding on all persons.

Shares and Other Limits

The aggregate number of common shares that may be issued pursuant to awards under the Equity Plan cannot exceed 20,000,000, plus up to 10,000,000 additional shares subject to outstanding awards pursuant to our existing equity plans that are forfeited under such existing equity plans. No participant may be granted, during any calendar year, awards covering in excess of 2,000,000 shares. The maximum number of shares that may be granted pursuant to incentive stock options under the Equity Plan is 6,000,000 shares. These share limits are subject to adjustment in certain circumstances (such as stock splits, mergers and other transactions as the Board of Directors or the committee deems appropriate and equitable). Common shares underlying awards that expire, lapse or are forfeited or terminated without being exercised or awards that are settled in cash, and shares withheld by or delivered to us to satisfy the exercise price or tax withholding obligations related to an award, will not be counted against these share limits.

The number of common shares being proposed for reservation for awards under the Equity Plan, and the corresponding individual award limitations, reflect the company’s overall compensation philosophy that is, and is intended to continue to be, greatly weighted on equity compensation for purposes of both annual and long-term incentive compensation. For 2007, approximately 45% percent of our named executive officers’ total compensation consisted of equity-based compensation. The company will continue its established practice of aligning its employees’ interests with those of its shareholders by awarding equity compensation not only to our senior executives but also to non-management employees.

Eligibility

The Equity Plan provides for awards to the directors, officers, employees and consultants of the company and its affiliates and prospective officers, employees and consultants who have accepted offers of employment or consultancy from the company or its affiliates, except that incentive stock options may only be granted to employees of the company and its subsidiaries. Our current executive officers and each of our directors are among the individuals eligible to receive awards under the Equity Plan.

Awards

Awards granted under the Equity Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards or any combination of those awards.

Stock Options.  Options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Each option grant will be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be incentive stock options or nonqualified stock options, the duration of the options, the number of shares to which the options pertain and such additional limitations, terms and conditions as the committee may determine.

The committee determines the exercise price for each option granted, except that the option exercise price may not be less than 100% of the fair market value of a share on the date of grant. All options granted under the Equity Plan will expire no later than ten years from the date of grant. The methods of exercising an option granted under the Equity Plan are set forth in the Equity Plan. The granting of an option does not accord the recipient the rights of a shareholder; such rights accrue only after the exercise of the option and the registration of the underlying shares in the recipient’s name.

Stock Appreciation Rights.  Stock appreciation rights may be “tandem SARs,” which are granted in conjunction with an option, or “free-standing SARs,” which are not granted in conjunction with an option. A stock appreciation right entitles the holder to receive from the company, upon exercise, an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares over the aggregate exercise price for the underlying shares. The Equity Plan provides that the exercise price of a free-standing SAR may not be less than 100% of the fair market value of a share on the date of grant. Each stock appreciation right will be evidenced by an award agreement that specifies the date, base price, number of shares to which the stock appreciation right pertains and such additional limitations, terms and conditions as the committee may determine. The methods of exercising a stock appreciation right granted under the Equity Plan are set forth in the Equity Plan.

A tandem SAR may be granted on the grant date of the related option, will be exercisable only to the extent that the related option is exercisable and will have the same exercise price as the related option. A tandem SAR will terminate or be forfeited upon the exercise or forfeiture of the related option and the related option will terminate or be forfeited upon the exercise or forfeiture of the tandem SAR.

Restricted Stock.  Restricted stock may be subject to performance conditions and/or the continued service of the recipient. Except for these restrictions and any others imposed by the committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock.

Restricted Stock Units.  Restricted stock units are not shares and do not entitle recipients to the rights of a shareholder. Restricted stock units granted under the Equity Plan may be subject to performance conditions and/or the continued service of the recipient. Restricted stock units will be settled in cash or shares.

Other Stock-Based Awards.  The Equity Plan also provides for the award of common shares and other awards that are valued by reference to our shares, including unrestricted stock, dividend equivalents and convertible debentures. Awards of unrestricted stock may only be granted in lieu of compensation that would otherwise be payable to the participant.

Performance Awards.  The committee may establish performance goals in connection with the grant of awards under the Equity Plan. In the case of an award intended to qualify for the performance-based compensation exception of Section 162(m), the performance goals will be based on attainment of specific levels of performance of the company (or a subsidiary, division or other operating unit of the company) with reference to one or more of the following criteria and the outcome must be substantially uncertain at the time the committee establishes those performance goals.: operating revenues, annual revenues, net revenues, clients’ assets under management (“AUM”), gross sales, net sales, net asset flows, revenue weighted net asset flows, cross selling of investment products across regions and distribution channels, investment performance by account or weighted by AUM (relative and absolute performance), investment performance ratings as measured by recognized third parties, risk adjusted investment performance (information ratio, sharpe ratio), expense efficiency ratios, expense management, operating margin and net operating margin, net revenue yield on AUM, client redemption rates and new account wins and size of pipeline, market share, customer service measures or indices, success of new product launches as measured by revenues, asset flows, AUM, investment performance, profit margin, operating profit margin, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share, diluted earnings per share growth, operating income, pre- or after-tax income, net income, free cash flow (operating cash flow less capital expenditures), cash flow per share, return on equity (or return on equity adjusted for goodwill), return on capital (including return on total capital or return on invested capital), return on investment, share price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth), cost control, business expansion or consolidation, diversification of AUM by investment objectives, growth in global position (AUM domiciled outside of United States), diversified distribution channels, successful integration of acquisitions, market value of a business or group based on independent third-party valuation or change in working capital.

Performance goals will be set by the committee in the manner prescribed by Section 162(m). The committee may adjust performance goals in the event of unusual or non-recurring events and other extraordinary items, except to the extent that doing so would cause an award intended to be exempt from Section 162(m) to fail to be exempt.

Change in Control.  Unless otherwise provided in an award agreement, upon a participant’s termination of employment during the 24-month period following a change in control (i) by the company other than for cause or disability or (ii) by the participant for Good Reason, awards granted under the Equity Plan will vest in full and no longer be subject to forfeiture. Following such termination, any options or stock appreciation rights that remain outstanding as of the date of such termination of employment may be exercised during the periods set forth in the Equity Plan.

In addition, in the case of events affecting the capital structure of the company or certain corporate events such as a merger, the committee will make adjustments and substitutions to awards as it deems appropriate, including in the case of certain corporate events such as a merger, the cancellation of outstanding awards for cash, the substitution of awards or arranging for the assumption of awards, except to the extent doing so would cause an award intended to be exempt from Section 162(m) to fail to be exempt.

Termination of Employment/Services.  Unless otherwise provided in an award agreement, options, stock appreciation rights, shares of restricted stock and restricted stock units that are not vested as of a participant’s termination of employment are forfeited. Following such termination, options and stock appreciation rights that are vested as of a participant’s termination may be exercised for the periods set forth in the Equity Plan (but in no event longer than expiration of the original term). Unless otherwise provided in an award agreement, upon a termination of employment by reason of the participant’s death or disability, shares of restricted stock and restricted stock units will fully vest, and upon a participant’s retirement, restricted stock units will vest in accordance with their normal vesting schedule consistent with the terms of the applicable award agreement, provided that the award has been held for at least two years.

Upon a participant’s termination for cause, all options, stock appreciation rights, shares of restricted stock and restricted stock units will be forfeited.

Transferability.  Awards under the Equity Plan are generally not transferable except by will or the laws of descent and distribution or, with respect to nonqualified stock options and stock appreciation rights that are not tandem SARs, as expressly permitted by the committee.

Effective Date; Amendment to Plan

The Equity Plan will be effective as of the date it is approved by our shareholders, as requested herein. The Equity Plan will terminate on the tenth anniversary of the effective date.

The Board of Directors or the committee may amend, alter or discontinue the Equity Plan, but no amendment, alteration or discontinuation will be made which would materially impair the rights of a participant with respect to a previously granted award without the participant’s consent, except an amendment made to comply with applicable law or stock exchange rules. In addition, no amendment will be made without the approval of the company’s shareholders if such approval is required by applicable law or the listing standards of an applicable exchange, the amendment would materially increase the benefits accruing to participants, the amendment would materially increase the number of securities which may be issued under the Equity Plan or the amendment would materially modify the requirements for participation in the Equity Plan.

The committee may unilaterally amend the terms of any award, but no amendment will cause a performance award to cease to qualify for the Section 162(m) exemption or, without the participant’s consent, materially impair the rights of any participant with respect to an award, except such an amendment made to comply with applicable law. In addition, except as provided in the Equity Plan, no option or stock appreciation right may be amended to decrease its exercise price, be cancelled in conjunction with the grant of an option or stock appreciation right with a lower exercise price, be subject to any action that would constitute a “repricing” for accounting purposes, or, with respect to an option or stock appreciation right with an exercise price less than the then-current fair market value of a share, be cancelled and replaced.

U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of options that may be granted under the Equity Plan, based upon the U.S. federal tax laws currently in effect. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Equity Plan. The income tax consequences under applicable foreign, state or local tax laws may not be the same as under U.S. federal income tax laws.

Non-Qualified Stock Options.  A participant will not recognize taxable income at the time of a grant of a nonqualified stock option and the company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the company generally will be entitled to a corresponding deduction.

Incentive Stock Options.  A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as a long-term capital gain or loss, and we will not be entitled to any deduction. If, however, the shares are disposed of within such two or one year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and the company generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the shares on the exercise date will be treated as a capital gain.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Equity Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Equity Plan.

New Plan Benefits

We currently expect that, if the Equity Plan is approved by our shareholders, the first grants made under the Equity Plan will be to our non-executive directors in July 2008 in respect of non-executive director fees paid in shares. See the section of this Proxy Statement entitled “Director Compensation — Directors’ Fees for 2008” above. The closing price of our shares on the New York Stock Exchange on March 24, 2008 was $24.50 per share.

The committee has not yet determined, and we cannot now anticipate, what other grants will be made under the Equity Plan if it is approved. Accordingly, we cannot determine the grants, if any, that the committee may, in its discretion, decide to make to our senior executives under the Equity Plan during the 2008 fiscal year.

Required Vote

This proposal must receive an affirmative majority of the votes cast at this meeting to approve the 2008 Global Equity Incentive Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 GLOBAL EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

APPROVAL OF THE INVESCO LTD.
EXECUTIVE INCENTIVE BONUS PLAN

General

Our Board of Directors adopted as of March 31, 2008, and in this proposal is requesting shareholder approval of, the Invesco Ltd. Executive Incentive Bonus Plan (the “Bonus Plan”), as those terms relate to our Covered Employees (as described below).

Section 162(m) of the Code generally does not allow publicly held companies to take tax deductions for compensation of more than $1 million paid in any year to any executive officer covered by Section 162(m) of the Code (“Covered Employees”), unless such payments are “performance-based” in accordance with conditions specified under Section 162(m). One of those conditions requires that we obtain shareholder approval of the material terms of the performance goals under which a committee of outside directors will determine the amount of compensation to be paid to Covered Employees.

Our Board of Directors recommends that our shareholders approve the material terms of the Executive Incentive Bonus Plan, as those terms relate to our Covered Employees. Subject to such approval, and if the applicable performance goals for the applicable performance period are satisfied, this proposal will enable the company to pay performance-based compensation to our Covered Employees and to take tax deductions for such payments, without regard to the limitations of Section 162(m).

Summary of the Bonus Plan

The following description of the Executive Incentive Bonus Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to its full text, a copy of which is included as Appendix C to this Proxy Statement.

Purpose

The purpose of the Bonus Plan is to establish a program of incentive compensation directly related to the performance of the company. The Bonus Plan provides for annual incentive awards to eligible employees. If approved by our shareholders at the meeting, the Bonus Plan is intended to replace all comparable prior bonus plans with respect to our Covered Employees.

Administration

The Bonus Plan as applied to our Covered Employees is administered by a committee appointed by our Board of Directors consisting of two or more “outside directors” within the meaning of Section 162(m). It is intended that the Compensation Committee of the Board of Directors will serve as the committee administering the Bonus Plan. Unless determined otherwise by the committee, each bonus to a Covered Employee will be intended to qualify for the performance-based compensation exception to Section 162(m). The committee has all the authority necessary or helpful to enable it to discharge its responsibilities with respect to the Bonus Plan, including authority to determine eligibility for participation, establish goals for each participant, calculate and determine each participant’s level of attainment of such goals, and calculate the bonus for each participant based upon such level of attainment. Except as otherwise specifically limited in the Bonus Plan, the committee has full power and authority to construe, interpret and administer the Bonus Plan.

Eligibility

The Bonus Plan provides that the committee will designate for each “performance period,” defined as the period during which performance is measured to determine the level of attainment of a bonus, which officers and key employees of the company, if any, will be eligible for bonuses. The performance period will initially be the fiscal year of the company.

Bonus Awards

For each performance period, the committee will establish performance goals for each participant, provided that the outcome must be substantially uncertain at the time the committee establishes those performance goals. Participants will earn bonuses based upon the level of attainment of the applicable performance goals during the applicable performance period. The maximum bonus payable to a Covered Employee is $50 million.

Performance Goals

The performance goals will be based on the attainment of specific levels of performance of the company with reference to one or more of the following criteria provided that the outcome must be substantially uncertain at the time such goals are established: operating revenues, annual revenues, net revenues, clients’ assets under management (“AUM”), gross sales, net sales, net asset flows, revenue weighted net asset flows, cross selling of investment products across regions and distribution channels, investment performance by account or weighted by AUM (relative and absolute performance), investment performance ratings as measured by recognized third parties, risk adjusted investment performance (information ratio, sharpe ratio), expense efficiency ratios, expense management, operating margin, and net operating margin, net revenue yield on AUM, client redemption rates and new account wins and size of pipeline, market share, customer service measures or indices, success of new product launches as measured by revenues, asset flows, AUM, investment performance, profit margin, operating profit margin, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share, diluted earnings per share growth, operating income, pre- or after-tax income, net income, free cash flow (operating cash flow less capital expenditures), cash flow per share, return on equity (or return on equity adjusted for goodwill), return on capital (including return on total capital or return on invested capital), return on investment, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), cost control, business expansion or consolidation, diversification of AUM by investment objectives, growth in global position (AUM domiciled outside of United States), diversified distribution channels, successful integration of acquisitions, market value of a business or group based on independent third-party valuation or change in working capital.

The committee may adjust performance goals in the event of unusual or non-recurring events and other extraordinary items, except to the extent that doing so would cause a bonus intended to be exempt from Section 162(m) to fail to be exempt.

Following the end of the applicable performance period, the committee will certify the attainment of the performance goals and calculate the bonus, if any, payable to each participant. Bonuses will be paid in cash or other consideration determined in the committee’s discretion, including without limitation, common shares of the company or equity awards, which may be subject to vesting conditions determined by the committee. Any common shares or equity awards granted in satisfaction of a bonus will be granted under our equity incentive plans in effect from time to time.

The committee retains the right to reduce any bonus in its discretion. In general, a participant must be employed on the date that a bonus is paid to be eligible to receive that bonus, but the committee may in its sole discretion, to the extent permitted under Section 162(m), pay a bonus upon a participant’s death or disability or upon a change in control.

Effective Date; Amendment to Plan

The Bonus Plan is effective as of January 1, 2008, subject to approval of the shareholders with respect to Covered Employees as requested herein. The committee may amend, suspend or terminate the Bonus Plan at any time, but no amendment may be made without the approval of the company’s shareholders if the effect of such amendment would be to cause outstanding or pending bonuses that are intended to qualify for the performance-based compensation exception to Section 162(m) of the Code to cease to qualify for such exception.

New Plan Benefits

Because amounts payable under the Bonus Plan are based on satisfaction of certain performance goals, it cannot be determined at this time what amounts, if any, will be received by participants under the Bonus Plan with respect to the 2008 fiscal year. Subject to shareholder approval of the Bonus Plan with respect to Covered Employees, the committee has designated the Chief Executive Officer and our nine Senior Managing Directors as participants in the Bonus Plan for the performance period of January 1, 2008 through December 31, 2008. The foregoing individuals represent the senior management team and are key employees of the company.

We believe that, if the Bonus Plan had been in effect for the 2007 fiscal year, the bonus amounts paid to participants during that period would not have been materially different from the bonus amounts actually paid for the 2007 fiscal year. We describe the bonus amounts paid to the named executive officers with respect to the 2007 fiscal year in the “Summary Compensation Table” at page 28 of this Proxy Statement.

Required Vote

This proposal must receive an affirmative majority of the votes cast at this meeting to approve the 2008 Executive Incentive Bonus Plan as it relates to our Covered Employees.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INVESCO LTD. EXECUTIVE INCENTIVE BONUS PLAN.

INFORMATION REGARDING OTHER EQUITY COMPENSATION PLANS

The following table sets forth the information indicated as of December 31, 2007.

Equity Compensation Plan Information
Number of
Securities
Remaining
Available
for Future
	Number of		Issuance
	Securities to be		Under Equity
	Issued Upon		Compensation
	Exercise of	Weighted-Average	Plans (Excluding
	Outstanding	Exercise Price of	Securities
	Options,	Outstanding	Reflected in
	Warrants	Options, Warrants	Column
	and Rights	and Rights(3)	(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	17.3 million	1260p	0
Equity compensation plans not approved by security holders(2)	28.9 million(4)	1308p	11.7 million
Total	46.2 million(4)	1281p	11.7 million

(1)	Consists of the 2000 Share Option Plan, which expired by its terms on April 25, 2007.

(2)	Consists of awards under the equity plans described in Note 19 to the Consolidated Financial Statements of Invesco Ltd. for the year ended December 31, 2007, as contained in the company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2007, filed with the SEC on February 29, 2008.

(3)	Exercise prices are expressed in British pence.

(4)	Includes 15.4 million deferred share awards. Because there is no exercise price associated with deferred share awards, such shares are not included in the weighted average price calculation.

The material features of the plans that have not been approved by shareholders are set forth in Note 19 to the Consolidated Financial Statements of Invesco Ltd. for the year ended December 31, 2007, as contained in the company’s Annual Report on Form 10-K for the fiscal year ended on December 31, 2007, filed with the SEC on February 29, 2008.

ADDITIONAL INFORMATION

Costs of Solicitation

The cost of solicitation of proxies will be paid by Invesco. Invesco has engaged Georgeson Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $12,500. In addition to the use of the mails, certain Directors, officers or employees of Invesco may solicit proxies by telephone or personal contact. Upon request, Invesco will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

Presentation of Financial Statements

In accordance with Section 84 of the Companies Act 1981 of Bermuda, Invesco’s audited consolidated financial statements for the fiscal year ended December 31, 2007 will be presented at the Annual General Meeting. These statements have been approved by Invesco’s Board. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting.

Registered and Principal Executive Offices

The registered office of Invesco is located at Canon’s Court, 22 Victoria Street, Hamilton HM12, Bermuda. The principal executive offices of Invesco are located at 1360 Peachtree Street, Atlanta, Georgia 30309, and the telephone number there is 404-892-0896.

Shareholder Proposals for the 2009 Annual General Meeting

In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the proxy statement for next year’s annual general meeting of shareholders must be received by Invesco no later than 120 days before the anniversary of the date of this proxy statement. Such proposals should be sent to our Secretary in writing to Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Bye-Laws, and must be a proper subject for shareholder action under Bermuda law.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Bermuda law, our Bye-Laws and other legal requirements, without seeking to have the proposal included in Invesco’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. Bermuda law provides that only Invesco shareholders holding (individually or together) at least 5% of the total voting rights or constituting 100 or more registered Invesco shareholders together may require a proposal to be submitted to an annual general meeting. Under our Bye-Laws, notice of such a proposal must generally be provided to our Secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting. The period under our Bye-Laws for receipt of such proposals for next year’s meeting is thus from January 14, 2009 to February 13, 2009. (However, if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, any notice by a shareholder of business or the nomination of directors for election or reelection to be brought before the annual general meeting to be timely must be so delivered (i) not earlier than the close of business on the 120th day prior to such annual general meeting and (ii) not later than the close of business on the later of (A) the 90th day prior to such annual general meeting and (B) the 10th day following the day on which public announcement of the date of such meeting is first made. )

Under Rule 14a-4 under the Exchange Act, proxies may be voted on matters properly brought before a meeting under these procedures in the discretion of the proxy holders, without additional proxy statement disclosure about the matter, unless Invesco is notified about the matter not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting and the proponents otherwise satisfy the requirements of Rule 14a-4. The period under our Bye-Laws for receipt of such proposals for next year’s meeting is thus from January 14, 2009 to February 13, 2009.

United States Securities and Exchange Commission Reports

A copy of the company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2007 (the “Annual Report”), is being furnished concurrently herewith to all shareholders holding common shares as of the record date. Please read it carefully.

Shareholders may obtain a copy of the Annual Report, without charge, by visiting the company’s Web site at www.invesco.com or by submitting a request to our Secretary at: company.secretary@invesco.com or by writing Invesco Ltd., Attn: Office of the Secretary, 1360 Peachtree Street N.E., Atlanta, Georgia 30309. Upon request to our Secretary, the exhibits set forth on the exhibit index of the Form 10-K may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

Communications with the Chairman and Non-Management Directors

Any interested party may communicate with the Chairman of our Board or to our non-executive directors as a group at the following addresses:

E-mail: company.secretary@invesco.com
Mail: Invesco Ltd.
1360 Peachtree Street
Atlanta, Georgia 30309
Attn: Office of the Secretary

Communications will be distributed to the Board, or to any of the Board’s committees or individual directors as appropriate, depending on the facts and circumstances of the communication. In that regard, the Invesco Board does not receive certain items which are unrelated to the duties and responsibilities of the Board.

In addition, the company has established separate procedures for its employees to submit concerns on an anonymous and confidential basis regarding questionable accounting, internal accounting controls or auditing matters and possible violations of the company’s Code of Conduct or law, which are available on the company’s Intranet.

Non-employees may submit any complaint regarding accounting, internal accounting controls or auditing matters directly to the Audit Committee of the Board of the Directors by sending a written communication appropriately addressed to:

Audit Committee
Invesco Ltd.
1360 Peachtree Street
Atlanta, Georgia 30309
Attn: Office of the General Counsel

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks and brokers with account holders who are beneficial holders of the company’s common stock will be householding the company’s proxy materials or the Notice. Accordingly, a single copy of the proxy materials or Notice will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials or copies of the Notice, please notify your bank or broker, or contact the our Secretary at: company.secretary@invesco.com or 1360 Peachtree Street Atlanta, Georgia 30309. The company undertakes, upon oral or written request, to deliver promptly a separate copy of the company’s proxy materials or the Notice to a shareholder at a shared address to which a single copy of the applicable document was delivered. Shareholders who currently receive multiple copies of the proxy materials or the Notice at their address and would like to request householding of their communications should contact their bank or broker or the company’s Investor Relations Department at the contact address and telephone number provided above.

By order of the Board of Directors,

Kevin M. Carome, Secretary

April 1, 2008

INVESCO LTD.
1360 PEACHTREE STREET NE, ATLANTA, GEORGIA 30309

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on
Wednesday, May 14, 2008

To view the Proxy Statement and Annual Report on
the Internet, have the 11-digit Control #(s)
shown below and visit:
http://bnymellon.mobular.net/bnymellon/ivz

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 30, 2008 to facilitate timely delivery.

Dear Invesco Shareholder:

The 2008 Annual General Meeting of Shareholders of Invesco Ltd. (the “Company”) will be held in the Walter C. Hill Auditorium at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, Georgia 30309, on Wednesday, May 14, 2008, at 1:00 p.m. (local time). The following proposals will be voted upon at the Annual General Meeting:

(1) to elect three directors to serve until the 2011 Annual General Meeting;

(2) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm;

(3) to approve the Invesco Ltd. 2008 Global Equity Incentive Plan;

(4) to approve the Invesco Ltd. Executive Incentive Bonus Plan; and

(5) to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” Items 1 through 4.

The record date for the Annual General Meeting is March 14, 2008. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Shareholders of record are cordially invited to attend the Annual General Meeting. Directions on how to attend the Annual General Meeting and vote in person can be found on our website at: www.invesco.com/invest.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

SEE THE REVERSE SIDE FOR INSTRUCTIONS ON HOW TO ACCESS
PROXY MATERIALS AND VOTE ONLINE.

ACCESSING YOUR PROXY MATERIALS ONLINE

The Proxy Materials for Invesco Ltd. are available to review at:

http://bnymellon.mobular.net/bnymellon/ivz

The following Proxy Materials are available for you to review online:

•	the Company’s 2008 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER FOUND ON THE FRONT PAGE
OF THIS NOTICE TO VOTE YOUR PROXY ELECTRONICALLY.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, (outside the U.S. and Canada 201- 680-6688) or you may request a paper copy by email at shrrelations@bnymellon.com,or by logging on to http://bnymellon.mobular.net/bnymellon/ivz

Have this Notice available WHEN YOU WANT TO VIEW your Proxy Materials online or WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY
or WHEN YOU WANT TO REQUEST A PAPER COPY of the Proxy Materials.

APPENDIX A

AUDIT COMMITTEE PRE-APPROVAL POLICY

I.  Statement of Principles

The Audit Committee must pre-approve the audit and non-audit services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. Before the Company or any of its subsidiaries engages the independent auditor to render a service, the engagement must be either:

(1) specifically approved by the Audit Committee; or

(2) entered into pursuant to this Pre-approval Policy.

The Audit Committee shall review and discuss with the independent auditor any documentation supplied by the auditor as to the nature and scope of any tax services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.3

The appendices to this Pre-approval Policy describe in detail the particular audit, audit-related, tax and other services that have the pre-approval of the Audit Committee pursuant to this Pre-approval Policy. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee shall periodically revise the list of pre-approved services.

II.  Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor.

III.  Audit Services

The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. The Audit Committee shall approve, if necessary, any changes in terms resulting from changes in audit scope, Company structure or other matters.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.  Audit-related Services

Audit-related services, including internal control-related services, are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and/or the Company’s internal control over financial reporting and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved the audit-related services listed in Appendix B. All other audit-related services not listed in Appendix B, and all internal control-related services, must be specifically pre-approved by the Audit Committee.

3 This flows from PCAOB Rule 3524, PCAOB Release No. 2005-014 (July 26, 2005).

V.  Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee shall scrutinize carefully the retention of the independent auditor in connection with any tax-related transaction initially recommended by the independent auditor. The Audit Committee has pre-approved the tax services listed in Appendix C. All tax services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

VI.  Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as other services that it believes would not impair the independence of the auditor, including those that are routine and recurring services. The Audit Committee has pre-approved the other services listed in Appendix D. Permissible other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Pre-approval Policy as Exhibit 1. The rules of the SEC and the PCAOB and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.  Pre-approval Fee Levels

The Audit Committee may consider the amount or range of estimated fees as a factor in determining whether a proposed service would impair the auditor’s independence. Pre- approval fee levels or established amounts for services to be provided by the independent auditor will be set annually by the Audit Committee. Where the Audit Committee has approved an estimated fee for a service, the pre-approval applies to all services described in the approval. However, in the event the invoice in respect of any such service is materially in excess of the estimated amount or range, the Audit Committee must approve such excess amount prior to payment of the invoice. The Audit Committee expects that any requests to pay invoices in excess of the estimated amounts will include an explanation as to the reason for the overage.4 The Company’s independent auditor will be informed of this policy.

VIII.  Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor must provide the Audit Committee with detailed back-up documentation regarding the specific services to be provided.

IX.  Procedures

The Company’s management shall inform the Audit Committee of each service performed by the independent auditor pursuant to this Pre-approval Policy.

Requests or applications to provide services that require separate approval by the Audit Committee shall be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s and the PCAOB’s rules on auditor independence.

As adopted February 27, 2008

4 It is understood that estimated amounts that are denominated in dollars but are ordinarily paid in another currency are subject to foreign exchange rate fluctuations. Thus, variances from estimated amounts arising as a result of changes in foreign currency exchange rates from the time of preparation of the relevant approval request will not be considered to be variances from the budgeted amount and payment of the related invoices will not require a subsequent approval.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2008

Dated: February 27, 2008

Service	Estimated Range of Fees

Statutory audits or financial audits for subsidiaries or affiliates of the Company	Not to exceed amounts established pursuant to Section VII of the Policy
Timely quarterly reviews in accordance with SAS 100	Not to exceed amounts established pursuant to Section VII of the Policy
Services associated with registration statements, periodic reports, listing particulars, and other documents filed with the SEC or other regulatory bodies, or other documents issued in connection with securities offerings, acquisitions or dispositions (e.g., comfort letters, consents), and assistance in responding to comment letters from the SEC or other regulatory bodies
Up to $100,000 per engagement
Attestation of management reports on internal controls, including reporting required by Section 404 of the Act or similar reporting under UK Regulation (i.e., Turnbull)	Not to exceed amounts established pursuant to Section VII of the Policy

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2008

Dated: February 27, 2008

Service	Estimated Range of Fees

Financial statement audits of employee benefit or similar plans	Not to exceed amounts established pursuant to Section VII of the Policy
Internal control reviews and assistance with internal control reporting requirements, including SAS 70 reports	Not to exceed amounts established pursuant to Section VII of the Policy
GIPS verification	Not to exceed amounts established pursuant to Section VII of the Policy
Due diligence services pertaining to potential business acquisitions/dispositions	Up to $100,000 per engagement
Special consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies
Up to $100,000 per engagement
Agreed upon procedures or similar attestation engagements for third parties related to amounts contained in or related to the financial and accounting records of the Company	Up to $100,000 per engagement

Appendix C

Pre-Approved Tax Services for Fiscal Year 2008

Dated: February 27, 2008

Service	Estimated Range of Fees

U.S. federal, state and local tax planning and advice not otherwise prohibited by the Policy	Up to $100,000 per engagement
U.S. federal, state and local tax compliance, including preparation and review of federal, state, local and international income, franchise, and other tax returns	Up to $100,000 per engagement
Non-U.S. tax planning and advice not otherwise prohibited by the Policy	Up to $100,000 per engagement
Non-U.S. tax compliance, including preparation and review of federal, state, local and international income, franchise, and other tax returns	Up to $100,000 per engagement
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	Up to $100,000 per engagement
Tax only valuation services, including transfer pricing and cost segregation studies	Up to $100,000 per engagement

Tax services rendered under this general preapproval policy will be reported to the audit committee in a manner that describes the scope, fee arrangement, and the impact of any such service on the auditor’s independence.

Appendix D

Pre-Approved Other Services for Fiscal Year 2008

Dated: February 27, 2008

Service	Estimated Range of Fees

Assistance in preparing in-house projections for Offshore Funds, Investment Trusts and UK Retail Unit Trusts where the assistance is not disclosed publicly	Up to $100,000 annually in total for multiple requests for assistance
Provide EYOnline, an accounting and regulatory research tool, to INVESCO personnel	Up to $20,000 annually
Agreed upon procedures and similar engagements related to various funds or entities managed or sponsored by the Company or its affiliates	Up to $100,000 per engagement

Exhibit 1

Prohibited Non-Audit Services:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any services entailing a contingent fee or commission (not including fees awarded by a bankruptcy court when the audit client is in bankruptcy)†

•	Tax services to an officer of the audit client whose role is in a financial reporting oversight capacity (regardless of whether the audit client or the officer pays the fee for the services)†

•	Planning or opining on the tax consequences of a “listed,” i.e., tax avoidance, transaction†

•	Planning or opining on the tax consequences of a “confidential” transaction, i.e., where tax advice is given under restriction of confidentiality (regardless of the fee to be paid)†

•	Planning or opining on a transaction that is based on an “aggressive interpretation” of tax laws and regulations, if the transaction was recommended by the audit firm and a significant purpose of which is tax avoidance unless the proposed tax treatment is at least more likely than not to be allowed under current tax laws†

*	Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

†	The prohibitions on tax shelter advice, aggressive tax planning advice and tax services for certain corporate officers flow from the PCAOB’s adoption of certain auditor independence and ethics rules in July 2005. See PCAOB Release No. 2005-014 (July 26, 2005).

APPENDIX B

INVESCO LTD.
2008 GLOBAL EQUITY INCENTIVE PLAN

1.	Purpose

The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers, employees, directors and/or consultants and to provide the Company and its Subsidiaries and Affiliates with a long-term incentive plan providing incentives directly linked to Shareholder value. Certain terms used herein have definitions given to them in the first place in which they are used.

2.	Definitions

For purposes of the Plan, the following terms are defined as set forth below:

“Affiliate” means a corporation or other entity controlled by, controlling or under common control with, the Company.

“Applicable Exchange” means the New York Stock Exchange or such other securities exchange as may at the applicable time be the principal market for the Shares.

“Award” means an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted pursuant to the terms of the Plan.

“Award Agreement” means a written document or agreement setting forth the terms and conditions of a specific Award.

“Board” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant, unless otherwise provided in an Award Agreement, (i) if such Participant is at the time of a Termination of Service a party to an Individual Agreement at the time of the Termination of Service which defines such term (or word(s) of similar meaning), the meaning given in such Individual Agreement or (ii) if there is no such Individual Agreement or if it does not define Cause (or word(s) of similar meaning): (A) commission of (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have an adverse effect on the reputation or standing in the community of the Company or an Affiliate or that legally prohibits the Participant from working for the Company and its Affiliates; (B) breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s principal employment duties to the Company and its Affiliates; or (C) deliberate failure on the part of the Participant (1) to perform the Participant’s principal employment duties, (2) to comply with the material policies of the Company and its Affiliates, (3) to follow specific reasonable directions received from the Company and its Affiliates or (4) to comply in all material respects with covenants contained in any Individual Agreement or Award Agreement to which the Participant is a party. With respect to a Participant’s termination of directorship, “Cause” shall include only an act or failure to act that constitutes cause for removal of a director under the Company’s Bye-Laws.

“Change in Control” means any of the following events:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (A) the then outstanding shares of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) individuals who, as of February 1, 2008, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to February 1, 2008 whose election, or nomination for election by the Company’s Shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan or related trust of the Company or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation (or other governing board of a non-corporate entity) resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction; or

(iv) approval by the Shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

“Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and, to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code. If at any time such a Committee has not been so designated, the Compensation Committee of the Board shall constitute the Committee, or if there shall be no Compensation Committee of the Board, the Board shall constitute the Committee, and all references herein to the Committee shall be deemed to be references to the Board.

“Company” means Invesco Ltd., a Bermuda exempted company.

“Disability” means, with respect to a Participant, unless otherwise provided in an Award Agreement, (i) a “disability” (or words of similar meaning) as defined in any Individual Agreement to which the Participant is a party or (ii) if there is no such Individual Agreement or it does not define “disability” (or words of similar meaning), (A) a permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant or (B) if there is no such plan applicable to the Participant, “Disability” as determined by the Committee. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the foregoing, with respect to an Incentive Stock Option, “Disability” shall mean a “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Disability” shall mean “disability” as defined under Section 409A of the Code.

“Disaffiliation” means a Subsidiary’s, Affiliate’s or division’s ceasing to be a Subsidiary, Affiliate or division for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate or a sale of a division of the Company and its Affiliates).

“Eligible Individuals” means non-employee directors, officers, employees and consultants of the Company or any of its Subsidiaries or Affiliates, and prospective officers, employees and consultants who have accepted offers of employment or consultancy from the Company or its Subsidiaries or Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor provision of the Exchange Act.

“Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange as reported by such Applicable Exchange on the date of measurement or, if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion.

“Free-Standing SAR” has the meaning set forth in Section 6(c).

“Good Reason” means, with respect to a Participant, unless otherwise provided in an Award Agreement, during the 24-month period following a Change in Control, actions taken by the Company or its Affiliate resulting in a material negative change in the employment relationship of the Participant who is an officer or an employee including, without limitation:

(i) the assignment to the Participant of duties materially inconsistent with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or a material diminution in such position, authority, duties or responsibilities, in each case from those in effect immediately prior to the Change in Control;

(ii) a material reduction of the Participant’s aggregate annual compensation, including, without limitation, base salary and annual bonus, from that in effect immediately prior to the Change in Control;

(iii) a change in the Participant’s principal place of employment that increases the Participant’s commute by 40 miles or materially increases the time of the Participant’s commute as compared to the Participant’s commute immediately prior to the Change in Control; or

(iv) any other action or inaction that constitutes a material breach by the Company or an Affiliate of any Individual Agreement.

In order to invoke a Termination of Service for Good Reason, a Participant must provide written notice to the Company or Affiliate with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and the Company shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that the

Company or Affiliate fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Service for Good Reason.

“Grant Date” means (i) the date on which the Committee by resolution selects an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award or (ii) such later date as the Committee shall provide in such resolution.

“Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code, and that in fact so qualifies.

“Individual Agreement” means a written employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

“ISO Eligible Employees” means an employee of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code) or parent corporation (within the meaning of Section 424(e) of the Code).

“Nonqualified Option” means any Option that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or Nonqualified Option granted under Section 6.

“Other Stock-Based Award” means Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Shares, including (without limitation), unrestricted stock, dividend equivalents and convertible debentures.

“Participant” means an Eligible Individual to whom an Award is or has been granted.

“Performance Goals” means the performance goals established by the Committee in connection with the grant of Awards. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures with regard to the Company (or a Subsidiary, division, or other operational unit of the Company): operating revenues, annual revenues, net revenues, clients’ assets under management (“AUM”), gross sales, net sales, net asset flows, revenue weighted net asset flows, cross selling of investment products across regions and distribution channels, investment performance by account or weighted by AUM (relative and absolute performance), investment performance ratings as measured by recognized third parties, risk adjusted investment performance (information ratio, sharpe ratio), expense efficiency ratios, expense management, operating margin, and net operating margin, net revenue yield on AUM, client redemption rates and new account wins and size of pipeline, market share, customer service measures or indices, success of new product launches as measured by revenues, asset flows, AUM, and investment performance, profit margin, operating profit margin, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share, diluted earnings per share growth, operating income, pre- or after-tax income, net income, free cash flow (operating cash flow less capital expenditures), cash flow per share, return on equity (or return on equity adjusted for goodwill), return on capital (including return on total capital or return on invested capital), return on investment, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth), cost control, business expansion or consolidation, diversification of AUM by investment objectives, growth in global position (AUM domiciled outside of United States), diversified distribution channels, successful integration of acquisitions, market value of a business or group based on independent third-party valuation, or change in working capital, and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code.

“Performance Period” means that period established by the Committee during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

“Plan” means this Invesco Ltd. 2008 Global Equity Incentive Plan, as set forth herein and as hereafter amended from time to time.

“Qualified Performance-Based Award” means an Award intended to qualify for the Section 162(m) Exemption, as provided in Section 11.

“Restricted Stock” means an Award granted under Section 7.

“Restricted Stock Unit” means an Award granted under Section 8.

“Restriction Period” means, with respect to Restricted Stock and Restricted Stock Units, the period commencing with the date of such Restricted Stock Award for which vesting restrictions apply and ending upon the expiration of the applicable vesting conditions and/or the achievement of the applicable Performance Goals (it being understood that the Committee may provide that restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

“Retirement” means, unless otherwise provided in the Award Agreement, the Participant’s Termination of Service other than for Cause after the attainment of age fifty-five (55) and at least five years of service.

“Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

“Share” or “Shares” means common shares, par value $0.20 each, of the Company or such other equity securities that may become subject to an Award.

“Shareholder” has the same meaning as the term “Member” in the Companies Act 1981 of Bermuda.

“Stock Appreciation Right” means an Award granted under Section 6(c).

“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

“Tandem SAR” has the meaning set forth in Section 6(c).

“Ten Percent Shareholder” means a person owning shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code) or parent corporation (within the meaning of Section 424(e) of the Code).

“Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding as specified in the applicable Award Agreement.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services (including as a director) for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, (i) if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity, such change in status shall not be deemed a Termination of Service and (ii) a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company shall be deemed to incur a Termination of Service if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code.

3.	Administration

(a) Committee.  The Plan shall be administered by the Committee. The Committee shall, subject to Section 11, have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan:

(i) to select the Eligible Individuals to whom Awards may from time to time be granted;

(ii) to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Other Stock-Based Awards, or any combination thereof, are to be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

(v) subject to Sections 11 and 12, to modify, amend or adjust the terms and conditions of any Award;

(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto);

(viii) subject to Section 11, to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(ix) to decide all other matters to be determined in connection with an Award;

(x) to determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

(xi) to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(xii) to otherwise administer the Plan; and

(xiii) solely to the extent permitted under applicable law and Section 11, to delegate any of its authority to administer the Plan to any person or persons selected by the Committee and such person or persons shall be deemed to be the Committee with respect to, and to the extent of, its or their authority.

(b) Procedures.

(i) The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 11, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.

(ii) Subject to Section 11(c), any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

(c) Discretion of Committee.  Any determination made by the Committee or an appropriately delegated person or persons with respect to the Plan or any Award shall be made in the sole discretion of the Committee or such delegate, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All decisions made by the Committee or any appropriately delegated person or persons shall be final and binding on all persons, including the Company, Participants and Eligible Individuals. Notwithstanding the foregoing, following a

Change in Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

(d) Cancellation or Suspension.  Subject to Section 6(e), the Committee or an appropriately delegated person or persons shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant may be canceled if the Participant, without the consent of the Committee, while employed by, or providing services to, the Company or after a Termination of Service, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee or any appropriately delegated person or persons), any business that is in competition with the Company or its Affiliates or with any business in which the Company or its Affiliates has a substantial interest, as determined by the Committee or any appropriately delegated person or persons.

(e) Award Agreements.  The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Committee, in its sole discretion, or otherwise provided in the Award Agreement, the effectiveness of an Award shall be subject to the Award Agreement’s being signed or otherwise accepted by the Company and the Participant receiving the Award (including by electronic delivery). Award Agreements may be amended only in accordance with Section 12.

4.	Shares Subject to Plan

(a) Plan Maximums.  The maximum number of Shares that may be issued pursuant to Awards under the Plan shall be (i) 20,000,000, plus (ii) a number of Shares subject to outstanding equity awards granted prior to the Effective Date of the Plan under other equity plans or programs of the Company and its Affiliates to the extent such Shares are forfeited under such other plans, but not to exceed 10,000,000 Shares. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options shall be 6,000,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or Shares held by the Company as treasury shares.

(b) Individual Limits.  No Participant may be granted Awards as Qualified Performance-Based Awards covering in excess of 2,000,000 Shares during any calendar year.

(c) Rules for Calculating Shares Delivered.

(i) To the extent that any Award is forfeited or terminates, expires or lapses without being exercised, or that any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall not be deemed to have been delivered for purposes of the limits set forth in Section 4(a).

(ii) If the exercise price and/or the tax withholding obligations relating to any Award are satisfied by delivering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued net of the Shares delivered or attested to shall be deemed issued for purposes of the limits set forth in Section 4(a). To the extent any Shares subject to an Award are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, such Shares shall not be deemed to have been issued for purposes of the limits set forth in Section 4(a).

(d) Adjustment Provision.

(i) In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, Disaffiliation, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), the Committee or the Board shall make such equitable and appropriate substitutions or adjustments to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 4(a) and 4(b) upon certain types of Awards and upon the grants to individuals of certain types of

Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards and (D) the exercise price of outstanding Awards.

(ii) In the case of Corporate Events, such adjustments may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Event with respect to which Shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Event over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid), (B) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on securities or other property (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

(iii) The Committee may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other Company filings with the Securities and Exchange Commission; provided, however, that no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the applicable subsidiary, division or other operational unit of, or the manner in which any of the foregoing conducts its business, or other events or circumstances render the Performance Goals to be unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause an Award that is intended to be a Qualified Performance-Based Award to no longer constitute a Qualified Performance-Based Award.

(e) Section 409A.  Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 4(d) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 4(d) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 4(d) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto.

5.	Eligibility

Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to ISO Eligible Employees.

6.	Options and Stock Appreciation Rights

(a) Types of Options.  Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option.

(b) Incentive Stock Option Limitations.  To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan and/or any other stock option plan of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code) or parent corporation (within the meaning of Section 424(e) of the Code) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Options. If an ISO Eligible Employee does not remain employed by the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code) or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by applicable law), such Option shall be treated as a Nonqualified Stock Option. Should any provision of the Plan not be necessary in order for any Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the Shareholders of the Company.

(c) Types and Nature of Stock Appreciation Rights.  Stock Appreciation Rights may be “Tandem SARs,” which are granted in conjunction with an Option, or “Free-Standing SARs,” which are not granted in conjunction with an Option. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash, Shares, or both, in value equal to the product of (i) the excess of the Fair Market Value of one Share over the exercise price per Share subject to the applicable Stock Appreciation Right, multiplied by (ii) the number of Shares in respect of which the Stock Appreciation Right has been exercised. The applicable Award Agreement shall specify whether such payment is to be made in cash or Shares or both, or shall reserve to the Committee or the Participant the right to make that determination prior to or upon the exercise of the Stock Appreciation Right.

(d) Tandem SARs.  A Tandem SAR may be granted at the Grant Date of the related Option. A Tandem SAR shall be exercisable only at such time or times and to the extent that the related Option is exercisable in accordance with the provisions of this Section 6, and shall have the same exercise price as the related Option. A Tandem SAR shall terminate or be forfeited upon the exercise or forfeiture of the related Option, and the related Option shall terminate or be forfeited upon the exercise or forfeiture of the Tandem SAR.

(e) Exercise Price.  The exercise price per Share subject to an Option or Free-Standing SAR shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than One Hundred Ten Percent (110%) of the Fair Market Value of the Share on the Grant Date. In no event may any Option, Tandem SAR, or Free-Standing SAR granted under the Plan (i) be amended, other than pursuant to Section 4(d), to decrease the exercise price thereof, (ii) be cancelled in conjunction with the grant of any new Option or Free-Standing SAR with a lower exercise price, (iii) with respect to Options and Stock Appreciation Rights with an exercise price that is above the then-Fair Market Value of a Share, be cancelled and replaced with the grant of any new Award or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) or (iv) otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or Free-Standing SAR, unless such amendment, cancellation or action is approved by the Company’s Shareholders.

(f) Term.  The Term of each Option and each Free-Standing SAR shall be fixed by the Committee but shall not exceed ten (10) years from the Grant Date; provided, that the Term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years.

(g) Vesting and Exercisability.  Except as otherwise provided herein, Options and Free-Standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee.

(h) Method of Exercise.  Subject to the provisions of this Section 6, Options and Free-Standing SARs may be exercised, in whole or in part, at any time during their applicable Term by giving written notice of exercise to the Company specifying the number of Shares as to which such Option or Free-Standing SAR is being exercised. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the exercise price (which shall equal the product of such number of Shares multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment, in full or in part, may also be made as follows:

(i) Payment of the exercise price, and, if requested, the amount of any federal, state, local or foreign withholding taxes, may be made in the form of unrestricted Shares (by delivery of such shares or by attestation) of the same class as the Shares subject to the Option already owned by the Participant (based on the Fair Market Value of the Shares on the date the Option is exercised).

(ii) To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds necessary to pay the exercise price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

(iii) Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Shares on the date the applicable Option is exercised) equal to the product of (A) the exercise price, multiplied by (B) the number of Shares in respect of which the Option shall have been exercised, and, if requested, the amount of any federal, state, local or foreign withholding taxes.

(i) Delivery; Rights of Shareholders.  No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The Participant shall have all of the rights of a Shareholder of the Company holding the class or series of Shares that is subject to the Option or Stock Appreciation Right (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when the Participant (i) has given written notice of exercise, (ii) if requested, has given the representation described in Section 14(a) and (iii) in the case of an Option, has paid in full for such Shares, including any applicable taxes.

(j) Nontransferability of Options and Stock Appreciation Rights.  No Option or Free-Standing SAR shall be transferable by a Participant other than, for no value or consideration, (i) by will or by the laws of descent and distribution or (ii) in the case of a Nonqualified Option or Free-Standing SAR, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of the Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. A Tandem SAR shall be transferable only with the related Option as permitted by this Section 6(j). Any Option or Stock Appreciation Right shall be exercisable, subject to the terms of the Plan, only by the Participant, the guardian or legal representative of such Participant, or any person to whom such Option or Stock Appreciation Right is permissibly transferred pursuant to this Section 6(j), it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, however, that the term “Termination of Service” shall continue to refer to the Termination of Service of the original Participant.

(k) Termination of Service.  Unless otherwise provided in the applicable Award Agreement, to the extent an Option or Stock Appreciation Right is not vested and exercisable, a Participant’s Options and Stock Appreciation Rights shall be forfeited upon his or her Termination of Service, except as set forth below:

(i) Upon a Participant’s Termination of Service for any reason other than death, Disability, Retirement or for Cause, any Option or Stock Appreciation Right held by the Participant that was exercisable immediately before the Termination of Service may be exercised at any time, subject to the Participant’s continued compliance with the covenants and restrictions set forth in the applicable Award Agreement, if any, until the earlier of (A) the ninetieth (90th) day following such Termination of Service and (B) expiration of the Term thereof.

(ii) Upon a Participant’s Termination of Service by reason of the Participant’s death or Disability, any Option or Stock Appreciation Right held by the Participant shall, vest and, subject to the Participant’s continued compliance with the covenants and restrictions set forth in the applicable Award Agreement, if any, be immediately exercisable at any time until the earlier of (A) the first anniversary of the date of such death or Disability and (B) the expiration of the Term thereof.

(iii) Provided that an Option or Stock Appreciation Right has been held for at least two (2) years prior to a Participant’s Termination of Service for Retirement, upon the Participant’s Termination of Service for Retirement, any such Option or Stock Appreciation Right held by the Participant shall, vest and, subject to the Participant’s continued compliance with the covenants and restrictions set forth in the applicable Award Agreement, if any, be immediately exercisable at any time until the earlier of (A) the third anniversary of such Termination of Service and (B) expiration of the Term thereof.

(l) Upon a Participant’s Termination of Service for Cause or if a Participant’s Termination of Service for any reason occurs during the ninety (90) day period following an event that would be grounds for a Termination of Service for Cause, then all Options and Stock Appreciation Rights, whether vested or non-vested, held by such Participant shall be forfeited and expire as of the date of such Termination of Service, and the Company shall be entitled to recover from the Participant at any time following the date of the Participant’s Termination of Service any gains realized as a result of the exercise of any Option or Stock Appreciation Right (whether at the time of exercise or thereafter) during the ninety (90) day period following the Participant’s Termination of Service. The foregoing provision shall cease to apply upon a Change in Control.

7.	Restricted Stock

(a) Nature of Awards and Certificates.  Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more share certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate, and the Shares represented hereby, is subject to the terms and conditions (including forfeiture) of the Invesco Ltd. 2008 Global Equity Incentive Plan and any applicable Award Agreement.”

The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award.

(b) Terms and Conditions.  Shares of Restricted Stock shall be subject to the following terms and conditions:

(i) The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the Participant or (B) the grant or vesting of an Award of

Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including, without limitation, any applicable Performance Goals) need not be the same with respect to each Participant.

(ii) Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

(iii) Except as provided in this Section 7 or in the applicable Award Agreement, the Participant shall have, with respect to the Shares of Restricted Stock, all of the rights of a Shareholder of the Company holding the class or series of Shares that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares. Unless otherwise provided in the applicable Award Agreement, cash dividends with respect to the Restricted Stock will be currently paid to the Participant and, subject to Section 14(e) of the Plan, dividends payable in Shares shall be paid in the form of Restricted Stock of the same class as the Shares with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock. If any Shares of Restricted Stock are forfeited, the Participant shall have no right to future cash dividends with respect to such Restricted Stock, withheld stock dividends or earnings with respect to such Shares of Restricted Stock.

(iv) If and when any applicable Performance Goals are satisfied and/or the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

(c) Termination of Service.  Unless otherwise provided in the applicable Award Agreement, a Participant’s Share of Restricted Stock shall be forfeited upon his or her Termination of Service, provided, however, that upon a Participant’s Termination of Service by reason of the Participant’s death or Disability, the restrictions and deferral limitations applicable to any Shares of Restricted Stock shall lapse and such Shares of Restricted Stock held by such Participant shall become free of all restrictions and become fully vested and transferable.

8.	Restricted Stock Units

(a) Nature of Awards.  Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares, or both, based upon the Fair Market Value of a specified number of Shares.

(b) Terms and Conditions.  Restricted Stock Units shall be subject to the following terms and conditions:

(i) The Committee shall, prior to or at the time of grant, condition (A) the vesting of Restricted Stock Units upon the continued service of the Participant or (B) the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the Participant, the Committee may, prior to or at the time of grant, designate the Restricted Stock Units as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including, without limitation, any applicable Performance Goals) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits, that meets the requirements of Section 409A of the Code.

(ii) Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, if any, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the Participant shall be entitled to receive current or deferred payments of cash, Shares or other property corresponding to the dividends payable on the Shares (subject to Section 14(e) below).

(c) Termination of Service.  Unless otherwise provided in the applicable Award Agreement, a Participant’s Restricted Stock Units shall be forfeited upon his or her Termination of Service, except as set forth below:

(i) Provided that such Restricted Stock Units have been held for at least two (2) years prior to a Participant’s Termination of Service by reason of the Participant’s Retirement, upon a Participant’s Termination of Service by reason of the Participant’s Retirement, any unpaid Restricted Stock Units held by the Participant shall remain outstanding subject to the terms (including applicable vesting terms) thereof and subject to the Participant’s continued compliance with the covenants and restrictions set forth in the applicable Award Agreement, if any, shall be earned and paid upon such time or times as such Restricted Stock Units would have been earned and paid in accordance with their normal schedule consistent with the terms of the applicable Award Agreement.

(ii) Upon a Participant’s Termination of Service by reason of the Participant’s death, any unpaid Restricted Stock Units held by the Participant shall be considered to be earned and payable in full, and any Restriction Period shall terminate and such Restricted Stock Units shall be settled in cash or Shares (consistent with the terms of the Award Agreement) as promptly as is practicable.

(iii) Upon a Participant’s Termination of Service by reason of the Participant’s Disability, provided that such Disability constitutes a “disability” as defined under Section 409A of the Code, subject to Section 11(f), any unpaid Restricted Stock Units held by the Participant shall be considered to be earned and payable in full, and any Restriction Period shall terminate and such Restricted Stock Units shall be settled in cash or Shares (consistent with the terms of the Award Agreement) as promptly as is practicable.

9.	Other Stock-Based Awards

Other Stock-Based Awards may be granted under the Plan; provided, that any Other Stock-Based Awards that are Awards of Shares that are unrestricted shall only be granted in lieu of other compensation due and payable to the Participant.

10.	Change in Control Provisions

(a) Impact of Event.  Unless otherwise provided in the applicable Award Agreement, unless Awards are not assumed, converted or replaced in connection with a transaction that constitutes a Change in Control (in which case such Awards shall vest immediately prior to the Change in Control), notwithstanding any other provision of the Plan to the contrary, upon a Participant’s Termination of Service during the twenty-four (24) month period following a Change in Control, (x) by the Company other than for Cause or Disability or (y) by the Participant for Good Reason:

(i) any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested shall become fully exercisable and vested;

(ii) the restrictions and deferral limitations applicable to any Shares of Restricted Stock shall lapse and such Shares of Restricted Stock shall become free of all restrictions and become fully vested and transferable;

(iii) all Restricted Stock Units shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and any Restriction Period shall terminate and such Restricted Stock Units shall be settled in cash or Shares (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the Shares) as promptly as is practicable;

(iv) subject to Section 12, the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes; and

(v) each outstanding Award shall be deemed to satisfy any applicable Performance Goals at the maximum level of achievement.

(b) Special Change in Control Post-Termination Exercise Rights.  Unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of the Plan to the contrary, upon the Termination of Service of a Participant without Cause or due to Disability or for Good Reason, during the twenty-four (24) month period following a Change in Control, any Option or Stock Appreciation Right held by the Participant as of the date of the Change in Control that remains outstanding as of the date of such Termination of Service may thereafter be exercised, until the later of (i) the last date on which such Option or Stock Appreciation Right would be exercisable in the absence of this Section 10(b) (taking into account the terms of Section 6(k) of the Plan and any similar provisions in an Individual Agreement or Award Agreement) and (ii) the earlier of (A) the third anniversary of such Change in Control and (B) expiration of the Term of such Option or Stock Appreciation Right.

(c) Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 10 shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 11(f).

(d) In the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days’ advance notice to the affected Participants, cancel any outstanding Awards and pay to the holders thereof, in cash or Shares, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other Shareholders of the Company in the event.

11.	Qualified Performance-Based Awards; Section 16(b); Section 409A

(a) The provisions of the Plan are intended to ensure that all Options and Stock Appreciation Rights granted hereunder to any Participant who is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such Option or Stock Appreciation Right is expected to be deductible to the Company qualify for the Section 162(m) Exemption, and all such Awards shall therefore be considered Qualified Performance-Based Awards and the Plan shall be interpreted and operated consistent with that intention. When granting any Award other than an Option or Stock Appreciation Right, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a “covered employee” (within the meaning of Section 162(m)(3) of the Code) with respect to such Award and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of “outside directors” (within the meaning of Section 162(m) of the Code)).

(b) Each Qualified Performance-Based Award (other than an Option or Stock Appreciation Right) shall be earned, vested and/or payable (as applicable) upon the achievement of one or more Performance Goals, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the outcome of the Performance Goals must be substantially uncertain at the time the Committee establishes the Performance Goals.

(c) Neither the full Board nor any delegate of the Committee shall exercise authority granted to the Committee to the extent that the exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

(d) The provisions of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act and shall be construed and interpreted in a manner so as to comply with such rules.

(e) Notwithstanding any other provision of the Plan to the contrary, if for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 of the Exchange Act and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

(f) It is the intention of the Company that no Award, unless otherwise specified, shall constitute a “nonqualified deferred compensation plan” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in the immediately following sentence, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s Termination of Service shall be delayed until the first day of the seventh month following the Participant’s Termination of Service if the Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the uniform policy adopted by the Committee with respect to all of the arrangements subject to Section 409A of the Code maintained by the Company and its Affiliates).

12.	Term, Amendment and Termination

(a) Effective Dates.  The Plan was adopted by the Board on February 28, 2008, and will be effective as of the date (the “Effective Date”) it is approved by the shareholders of the Company.

(b) Termination.  The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

(c) Amendment of the Plan.  The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of the Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or Applicable Exchange rule or to prevent adverse tax or accounting consequences to the Company or Participants under Section 409A of the Code or accounting rules. Notwithstanding the foregoing, no such amendment shall be made without the approval of the Company’s Shareholders (i) to the extent such approval is required (A) by applicable law or Applicable Exchange rule as in effect as of the date hereof or (B) under applicable law or Applicable Exchange rule as may be required after the date hereof, (ii) to the extent such amendment would materially increase the benefits accruing to Participants under the Plan, (iii) to the extent such amendment would materially increase the number of securities which may be issued under the Plan or (iv) to the extent such amendment would materially expand the eligibility for participation in the Plan.

(d) Amendment of Awards.  Subject to Section 6(e), the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall cause a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption or without the Participant’s consent materially impair the rights of any Participant with respect to an Award, except such an amendment made to cause the Plan or Award to comply with applicable law, Applicable Exchange rule or accounting rules.

13.	Unfunded Status of Plan

It is currently intended that the Plan constitute an “unfunded” plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

14.	General Provisions

(a) Conditions for Issuance.  The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

(b) Additional Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

(c) No Contract of Employment.  The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

(d) Required Taxes.  No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

(e) Limitation on Dividend Reinvestment and Dividend Equivalents.  Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 4 for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient Shares are not available for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of Restricted Stock Units equal in number to the Shares that would have been obtained by such payment or reinvestment, the terms of which Restricted Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Restricted Stock Units on the terms contemplated by this Section 14(e).

(f) Designation of Death Beneficiary.  The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such eligible Individual, after such Participant’s death, may be exercised.

(g) Subsidiary Employees.  In the case of a grant of an Award to any employee of a Subsidiary or Affiliate, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary or Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary or Affiliate will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.

(h) Governing Law and Interpretation.  The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.

(i) Non-Transferability.  Except as otherwise provided in Section 6(j) or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

(j) Foreign Employees and Foreign Law Considerations.  The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such tax, legal or regulatory provisions.

APPENDIX C

INVESCO LTD.
EXECUTIVE INCENTIVE BONUS PLAN

1.	Purpose

The purpose of the Plan is to establish a program of incentive compensation for designated officers and/or key employees of the Company that is directly related to the performance results of the Company and such employees. The Plan provides annual incentives, contingent upon meeting certain performance goals, to certain officers and/or key employees who make substantial contributions to the Company.

2.	Definitions

For purposes of the Plan, the following terms are defined as set forth below:

“162(m) Bonus Award” means a Bonus Award which is intended to qualify for the performance-based compensation exception to Section 162(m) of the Code, as further described in Section 7 hereof.

“Board” means the Board of Directors of Invesco Ltd.

“Bonus Award” means the award, as determined by the Committee, to be granted to a Participant based on that Participant’s level of attainment of his or her goals established in accordance with Sections 4, 5, 6 and 7, as applicable.

“Change in Control” has the meaning set forth in the Invesco Ltd. 2008 Equity Incentive Plan.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means either (i) the Board or (ii) a committee selected by the Board to administer the Plan and composed of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Code). If at any time such a Committee has not been so designated, the Compensation Committee of the Board shall constitute the Committee or if there shall be no Compensation Committee of the Board, the Board shall constitute the Committee.

“Company” means Invesco Ltd. and each of its subsidiaries and affiliates.

“Designated Beneficiary” means the beneficiary or beneficiaries designated to receive the amount, if any, payable under the Plan upon the Participant’s death.

“Individual Target Award” means the targeted performance award for a Performance Period specified by the Committee.

“Participant” means any officer or key employee designated by the Committee to participate in the Plan.

“Performance Criteria” means objective performance criteria established by the Committee (which satisfies the requirements of Section 7(b)), in its sole discretion, with respect to 162(m) Bonus Awards. Performance Criteria shall be measured in terms of one or more of the following objectives, which objectives may relate to Company-wide objectives or of the subsidiary, division, department or function of the Company: operating revenues, annual revenues, net revenues, clients’ assets under management (“AUM”), gross sales, net sales, net asset flows, revenue weighted net asset flows, cross selling of investment products across regions and distribution channels, investment performance by account or weighted by AUM (relative and absolute performance), investment performance ratings as measured by recognized third parties, risk adjusted investment performance, (information ratio, sharpe ratio), expense efficiency ratios, expense management, operating margin and net operating margin, net revenue yield on AUM, client redemption rates and new account wins and size of pipeline, market share, customer service measures or indices, success of new product launches as measured by revenues, asset flows, AUM and investment performance, profit margin, operating profit margin, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share, diluted earnings per share growth, operating income, pre- or after-tax income, net income, free cash flow (operating cash flow less capital expenditures), cash flow per share, return on equity (or return on equity adjusted for goodwill), return on capital (including return on total capital or return on invested capital), return on investment, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), cost control, business expansion or consolidation, diversification of AUM by investment objectives, growth in global position (AUM domiciled outside of United States), diversified distribution channels, successful integration of acquisitions, market value of a business or group based on independent third-party valuation or change in working capital.

“Performance Period” means the period during which performance is to be measured to determine the level of attainment of a Bonus Award.

“Plan” means this Invesco Ltd. Executive Incentive Bonus Plan.

3.	Eligibility

Participants in the Plan shall be selected by the Committee for each Performance Period from those officers and key employees of the Company whose efforts contribute materially to the success of the Company. No employee shall be a Participant unless he or she is selected by the Committee, in its sole discretion. No employee shall at any time have the right to be selected as a Participant nor, having been selected as a Participant for one Performance Period, to be selected as a Participant in any other Performance Period.

4.	Administration

The Committee, in its sole discretion, will determine eligibility for participation, establish the maximum award which may be earned by each Participant (which may be expressed in terms of a dollar amount, percentage of base pay or total pay (excluding payments made under this Plan), an amount determined pursuant to an objective formula or standard or any other measurement), establish goals for each Participant (which may be objective or subjective, and based on individual, Company, subsidiary and/or division performance), calculate and determine each Participant’s level of attainment of such goals, and calculate the Bonus Award for each Participant based upon such level of attainment.

Except as otherwise herein expressly provided, full power and authority to construe, interpret and administer the Plan shall be vested in the Committee, including the power to amend or terminate the Plan as set forth in Section 15 hereof. The Committee may at any time adopt such rules, regulations, policies or practices as, in its sole discretion, it shall determine to be necessary or appropriate for the administration of, or the performance of its respective responsibilities under, the Plan. The Committee may at any time amend, modify, suspend or terminate such rules, regulations, policies or practices.

The Committee shall adjust the performance goals applicable to any Bonus Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other Company filings with the Securities and Exchange Commission; provided, however, that no such modification shall be made if the effect would be to cause a 162(m) Bonus Award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the applicable subsidiary, division, department or function of the Company, the manner in which it conducts its business or other events or circumstances render the Performance Criteria to be unsuitable, the Committee may modify such Performance Criteria or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made if the effect would be to cause a 162(m) Bonus Award to fail to qualify for the performance-based compensation exception to Section 162(m) of the Code.

5.	Bonus Awards

For each Participant for each Performance Period, the Committee may specify an Individual Target Award. The Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under this Plan) or an amount determined pursuant to an objective formula or standard. Establishment of an Individual Target Award for an employee for a Performance Period shall not imply or require that the same level Individual Target Award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent Performance Period. At the time the performance goals are established, the Committee shall specify the Performance Criteria to be achieved, a minimum acceptable level of achievement below which no payment or award will be made and, to the extent relevant, a formula for determining the amount of any payment or award to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Performance Criteria.

Notwithstanding any other provision to the contrary herein, the Committee may, in its sole and absolute discretion, elect to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentage thereof) regardless of the degree of attainment of the Performance Criteria.

6.	Payment of Bonus Awards

Bonus Awards earned during any Performance Period shall be paid as soon as practicable following the end of such Performance Period and the determination of the amount thereof shall be made by the Committee. It is intended that a Bonus Award will be paid no later than the fifteenth (15th) day of the third month following the later of: (a) the end of the Participant’s taxable year in which the requirements for such Bonus Award have been satisfied by the Participant or (b) the end of the Company’s fiscal year in which the requirements for such Bonus Award have been satisfied by the Participant. Payment of Bonus Awards shall be made in the form of cash, common shares of the Company or equity awards in respect of Company common shares, which common shares or equity awards may be subject to additional vesting provisions as determined by the Committee. Any common shares or equity awards granted in satisfaction of a Bonus Award will be granted under the Company’s equity incentive plan(s) as in effect from time to time. Bonus Award amounts earned but unpaid will not accrue interest. The Committee may at its option establish procedures pursuant to which Participants are permitted to defer the receipt of Bonus Awards payable hereunder.

7.	162(m) Bonus Awards

Unless determined otherwise by the Committee, each Bonus Award awarded under the Plan shall be a 162(m) Bonus Award and will be subject to the following requirements, notwithstanding any other provision of the Plan to the contrary:

(a) No 162(m) Bonus Award may be paid unless and until the shareholders of the Company have approved this Plan in a manner which complies with the shareholder approval requirements of Section 162(m) of the Code.

(b) A 162(m) Bonus Award may be made only by a Committee which is comprised solely of not less than two directors, each of whom is an “outside director” (within the meaning of Section 162(m) of the Code).

(c) The performance goals to which a 162(m) Bonus Award is subject must be based solely on Performance Criteria and the outcome of the Performance Criteria must be substantially uncertain at the time the Committee establishes the Performance Criteria. Such performance goals, and the maximum, target and/or threshold (as applicable) Bonus Amount payable upon attainment thereof, must be established by the Committee within the time limits required in order for the 162(m) Bonus Award to qualify for the performance-based compensation exception to Section 162(m) of the Code.

(d) No 162(m) Bonus Award may be paid until the Committee has certified the level of attainment of the applicable Performance Criteria.

(e) The maximum amount of a 162(m) Bonus Award is $50 million to a single Participant.

8.	Termination of Employment

Unless otherwise specified by the Committee, to be eligible to receive a payment of a Bonus Award with respect to a Performance Period, a Participant must be employed by the Company on the last day of such Performance Period and on the date that the Bonus Award is paid, and must satisfy such other requirements as may be imposed by the Committee. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide, to the extent permitted under Section 162(m) of the Code, that in the case of a Participant’s death, disability or a Change in Control of the Company during the Performance Period (or such other termination situations as permitted under Section 162(m) of the Code), Committee may pay a Bonus Award either during or after the Performance Period without regard to actual achievement of the performance goals. In the event of a Participant’s death prior to the payment of a Bonus Award which has been earned, such payment shall be made to the Participant’s Designated Beneficiary or, if there is none living, to the estate of the Participant.

9.	Successors

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the Company.

10.	Non-Alienation of Benefits

A Participant may not assign, sell, encumber, transfer or otherwise dispose of any rights or interests under the Plan except by will or the laws of descent and distribution. Any attempted disposition in contravention of the preceding sentence shall be null and void.

11.	No Claim or Right to Plan Participation

No employee or other person shall have any claim or right to be selected as a Participant under the Plan. Neither the Plan nor any action taken pursuant to the Plan shall be construed as giving any employee any right to be retained in the employ of the Company.

12.	Taxes

The Company shall deduct from all amounts paid under the Plan all federal, state, local and other taxes required by law to be withheld with respect to such payments.

13.	Payments to Persons Other Than the Participant

If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of incapacity, illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee, in its sole discretion, to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

14.	No Liability of Committee Members

No member of the Committee shall be personally liable by reason of any contract or other instrument related to the Plan executed by such member or on his or her behalf in his or her capacity as a member of the Committee, nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including legal fees, disbursements and other related charges) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud, dishonesty or bad faith.

15.	Termination or Amendment of the Plan

The Committee may amend, suspend or terminate the Plan at any time; provided that no amendment may be made without the approval of the Company’s shareholders if the effect of such amendment would be to cause outstanding or pending 162(m) Bonus Awards to cease to qualify for the performance-based compensation exception to Section 162(m) of the Code.

16.	Unfunded Plan

Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, Designated Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.	Governing Law

The terms of the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without reference to principles of conflict of laws.

18.	Effective Date

The Plan is effective as of January 1, 2008, subject to approval of the shareholders as required by Section 162(m) of the Code.

PROXY INVESCO LTD. Annual General Meeting of Shareholders — May 14, 2008 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INVESCO LTD. The undersigned hereby appoints Rex D. Adams, Martin L. Flanagan, Loren M. Starr, Colin D. Meadows and Kevin M. Carome, and each of them, with power to act without the others and with power of substitutio n, as proxie s and attorneys-in-fact, and hereby authoriz es them to represent and vote, as provid ed on the other sid e, al the common shares of Invesco Ltd. which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General Meeting of Shareholders, or at any adjournment or postponement thereof, of Invesco Ltd., to be held n i the Walter C. Hill Auditorium at the High Museum of Art, 1280 Peachtree Street NE, Atlanta, GA 30309, with all powers which the undersigned would possess if present at the meeting. (Continued, and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the correspondin g box on the reverse sid e) FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE Mark Here NOMINEES FOR DIRECTOR AND “FOR” ITEMS 2, 3 AND 4. for Address Change or Comments PLEASE SEE REVERSE SID E FOR AGAINST ABSTAIN ITEM 1—Election of Directors I T EM 2— APPROVAL AND RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS Nominees: FOR AGAIN ST ABSTAIN FOR AGAINST ABSTAIN T I EM 3—APPROVAL OF 2008 GLOBAL EQUITY 01 Rex D. Adams N I CENTIVE PLAN FOR AGAIN ST ABSTAIN FOR AGAINST ABSTAIN T I EM 4—APPROVAL OF EXECUTIVE I N CENTIVE 02 Sir John Banham BONUS PLAN FOR AGAIN ST ABSTAIN 03 Denis Kessler I PLAN TO ATTEND THE MEETING Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. FOLD AND DETACH HERE WE ENCOURAGE YOU TO RETURN YOUR PROXY BY INTERNET OR TELEPHONE, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone are available for the return of proxies through 11:59 PM Eastern Time the day prior to the date of the Annual General Meeting. Return of your proxy by Internet or telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET TELEPHONE http://www.proxyvoting.com/ivz 1-866-540-5760 Use the Internet to return your proxy. OR Use any touch-tone telephone to Have your proxy card in hand return your proxy. Have your proxy when you access the web site. card in hand when you call. If you return your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail , mark, sign and date your proxy card and return it n i the enclosed postage-paid envelope. Choose MLinkSM for fast, easy and secure 24/7 onli ne access to your future proxy materials , in vestment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymello n.com/shareowner/isd where step-by-step in structio ns will prompt you through enrollment. You can view the Annual Report and Proxy Statement on the Internet at http://bnymellon.mobular.net/bnymellon/ivz